UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

March 31, 2019

Annual Report

Touchstone Strategic Trust

Touchstone Flexible Income Fund

Touchstone Focused Fund

Touchstone Growth Opportunities Fund

Touchstone Mid Cap Growth Fund

Touchstone Sands Capital Emerging Markets Growth Fund

Touchstone Sustainability and Impact Equity Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Touchstone Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Touchstone Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on the Touchstone Funds’ website (TouchstoneInvestments.com/Resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through Touchstone Funds, visit TouchstoneInvestments.com/Resources/Edelivery or call Touchstone Funds toll-free at 1.800.543.0407. Your election to receive shareholder reports in paper will apply to all Touchstone Funds that you hold through the financial intermediary, or directly with Touchstone.

This report identifies the Funds' investments on March 31, 2019. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended March 31, 2019.

Over the 12-month period, the post-crisis bull market faced one of its toughest challenges as optimism around 2017’s synchronized global growth environment faltered amid a shifting macroeconomic landscape. Investors used the changing data to build a wall of worry that came to include: the U.S. and China “trade war,” diverging monetary policy across the globe, geopolitical instability in Europe and softer economic fundamentals. U.S. economic data was generally strong until the end of 2018 when some indicators – including home and auto sales and consumer confidence – suggested a slowdown was emerging. Decelerating growth in major economies outside the U.S. became more evident as well, though none entered recessionary territory. Healthy domestic economic conditions encouraged the U.S. Federal Reserve (Fed) to continue normalizing monetary policy with three interest rate increases during the last three quarters of 2018, which in turn pressured risk assets. However, the Fed announced a “pause” to this monetary policy normalization path after the softening economic backdrop became apparent in 2018 and continued through the first quarter of 2019. This interlude was enough to inspire a sentiment shift to start 2019 and erase much of the drawdown experienced at the end of the year across most asset classes and geographies.

In the U.S., growth-oriented stocks led U.S. equity markets over their value-oriented counterparts, while large capitalization stocks outperformed small- and mid-capitalization stocks over the last 12 months. Outside the U.S., emerging market and developed market equities posted declines mostly due to weak 2018 currency performance against a strong U.S. dollar. Yet both developed and emerging market equites rallied nicely in the first quarter of 2019 off of their respective troughs reached at the end of 2018.

Rising interest rates and widening credit spreads buffeted the fixed income market for most of the period. The Fed’s rate hikes pushed short-term rates higher over 2018 compared with falling rates on longer maturities. The result was a significantly flatter yield curve, reaching its flattest level since 2007. This gave rise to fears throughout the year of a yield curve inversion1, which historically has been a leading indicator of recessions. In March, these concerns were nearly realized, despite the broader risk rally. Economic concerns also led to credit spreads widening during the latter part of 2018, but spreads narrowed quickly in concert with the aforementioned equity rally to start 2019. Tighter credit spreads during the first quarter of 2019 led to both investment grade and non-investment grade bonds posting strong results at the end of the 12-month period.

The volatility experienced by investors during most of 2018 was far from exceptional. In fact, it seems more likely to continue rather than to dissipate back to the historic lows of recent years. We are reminded in periods such as these of the importance of prudent financial decisions, confidence in your investment strategy and awareness of the risks of trying to time the market. Furthermore, we believe that more volatile environments create opportunity for active managers to add value.

3

Letter from the President (Continued)

We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President
Touchstone Strategic Trust

1A yield curve inversion is defined as when the yield on a 2-year Treasury Bill exceeds the yield on a 10-year Treasury Bond.

4

Management's Discussion of Fund Performance (Unaudited)

Touchstone Flexible Income Fund

Sub-Advised by Bramshill Investments, LLC

Investment Philosophy

The Touchstone Flexible Income Fund seeks total return through a combination of income and capital appreciation by investing primarily in income producing securities. The Fund’s sub-advisor, Bramshill Investments, LLC, implements a tactical fixed-income strategy, actively managing the portfolio by rotating among asset classes and tactically hedging during various interest rate and market environments. The sub-advisor seeks to identify relative value across asset classes and capture opportunities primarily within the corporate, U.S. Treasury, municipal and preferred security markets. The Fund focuses on liquid securities with transparent pricing and actively-traded capital structures.

Fund Performance

The Touchstone Flexible Income Fund (Class A Shares) underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12 months ended March 31, 2019. The Fund’s total return was 3.59 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 4.48 percent.

Market Environment

Over the twelve-month period, the post-crisis bull market faced one of its toughest challenges as the optimism around 2017’s synchronized global growth environment faltered amid a shifting macroeconomic landscape. Investors used the changing data to build a wall of worry that came to include the U.S. and China “trade war,” diverging monetary policy across the globe, geopolitical instability in Europe, and softer economic fundamentals. U.S. economic data was generally strong until the end of 2018 when some indicators including home sales, auto sales, and consumer confidence suggested a slowdown was emerging. Decelerating growth in major economies outside the U.S. became more evident as well, though none entered recessionary territory. Healthy domestic economic conditions encouraged the U.S. Federal Reserve Board (Fed) to continue normalizing monetary policy with three interest rate increases during the last three quarters of 2018, which pressured risk assets. However, the Fed announced a pause to this monetary policy normalization path after the softening of the economic backdrop became apparent in 2018 and continued through the first quarter of 2019. This pause was enough to inspire a sentiment shift to start 2019 and erase much of the drawdown at the end of the year across most asset classes and geographies.

Rising interest rates and widening credit spreads buffeted the fixed income market for most of the period. The Fed’s rate hikes pushed short-term rates higher over 2018 compared with falling rates on longer maturities. The result was a significantly flatter yield curve, reaching its flattest level since 2007. This gave rise to fears throughout the year of a yield curve inversion1, which historically has been a leading indicator of recessions. In 2019, these concerns were realized as there was a brief inversion, despite the broader risk rally. Economic concerns also led to credit spread widening during the latter part of 2018, but spreads narrowed quickly in concert with the aforementioned equity rally to start 2019. Tighter credit spreads during the first quarter of 2019 led both investment grade and non-investment grade bonds to post strong results at the end of the 12-month period.

Portfolio Review

Concerns of an economic slowdown driven by the aforementioned trade war and flattening yield curve caused enough uncertainty to warrant a conservative posture during 2018, emphasizing higher quality issuers and structures.The Fund’s exposure to investment grade corporate credit, structured securities (Asset-Backed Securities, Commercial

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Mortgage-Backed Securities and Mortgage-Backed Securities) and preferred equities provided a positive performance tailwind through the second and third quarters of 2018 as credit spreads remained tight.

Economic slowdown fears manifested in a fourth quarter 2018 market pullback and widening credit spreads. Despite an overall conservative positioning going into the fourth quarter, the widening credit spreads represented a performance headwind, the Fund underperformed the benchmark during the fourth quarter of 2018. Investment grade corporate bonds and preferred securities accounted for most of the underperformance in the fourth quarter of 2018. As the Fund’s new sub-advisor, we at Bramshill, transitioned the portfolio during this market pullback, finding opportunities.

In December 2018, the Fund was repositioned by incorporating our investment process. This is a three step process including assessment of the relative value of each U.S. fixed income asset class, deployment of an optimal duration profile and selection of credits and securities which are attractive based on financial metrics and relative value. This opportunistic repositioning has resulted in positive results for the first quarter of 2019.

During the first two months of 2019, prices for most securities in the Fund had appreciated. We reduced the Fund’s allocation to preferred securities in an effort to increase Fund liquidity. The Fund’s High Yield and Investment Grade Corporate bond exposure had been fairly stable and we maintained high conviction in Municipal Bond closed-end funds. Cash and short-term U.S. Treasuries now represent approximately 20 percent of the Fund. Our outlook for interest rate risk shifted slightly in March as Fed commentary indicated it will be on hold in the near term and will stop selling its balance sheet assets by mid-year. Therefore, we decreased the Fund’s U.S. Treasury hedge in March, resulting in extending the Fund’s duration by approximately one year. We believe that both credit risk and interest rate risk are fairly neutral at this point in the cycle and therefore, we believe it is a favorable environment for income strategies such as the Fund.

Outlook

At Bramshill, we look to manage risk across various environments. We try to assess credit risk and interest rate risk. Regarding credit, we are constructive on the U.S. economy which we believe is likely to grow between 2.5 percent and 3 percent in 2019. Thus, we expect credit risk and defaults to remain low this year and are optimistic about this environment. At the same time, we anticipate volatility across many markets due to the large variance of economic forecasts, Fed uncertainty and shifting trade dynamics. We always seek to remain nimble and flexible to adjust as these market conditions dictate. In the first quarter of 2019, the Fund benefited from the opportunistic rotation described above into risk assets. We believe the current credit environment is still ripe with opportunities.

1A yield curve inversion is defined as when the yield on a short-term U.S. Treasury Bill exceeds the yield on a 10-year U.S. Treasury Bond.

6

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Flexible Income Fund - Class A* and the Bloomberg Barclays U.S. Aggregate Bond Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was April 1, 2004, October 29, 2001, September 1, 1998 and September 10, 2012, respectively. Class A shares, Class C shares and Class Y shares performance information was calculated using the historical performance of the Fifth Third/Maxus Income Fund Investor shares, with an inception date of March 10, 1985, for periods prior to April 1, 2004, October 29, 2001 and September 1, 1998, respectively. Institutional Class shares performance information was calculated using the historical performance of Class Y shares for the periods prior to September 10, 2012. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

7

Management's Discussion of Fund Performance (Unaudited)

Touchstone Focused Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to invest in companies of all capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and higher customer loyalty.

Fund Performance

The Touchstone Focused Fund (Class A Shares) underperformed its primary benchmark, the Russell 3000® Index, and its secondary benchmark, the S&P 500® Index, for the 12-month period ended March 31, 2019. The Fund’s total return was 3.82 percent (calculated excluding the maximum sales charge) while the total return of the Russell 3000® Index was 8.77 percent and the total return of the S&P 500® Index was 9.50 percent.

Market Environment

In the second and third quarters of 2018, U.S. equities rallied to all-time highs coming off a volatile first quarter. The impressive run for stocks over these quarters came as strong corporate results and economic growth overshadowed on-going trade concerns. In the fourth quarter, U.S. equities recorded negative returns as slowing global growth, U.S.-China trade relations, and U.S. Federal Reserve Board’s (Fed’s) commentary concerned investors. U.S. equity markets then rebounded to a strong first quarter in 2019 as fears that had dragged the market lower in the fourth quarter somewhat improved. Sectors that led the market higher included Utilities, Real Estate, and Information Technology. The Financials, Materials, and Energy sectors posted negative returns during the period.

Portfolio Review

Within the Fund, the sectors where holdings outperformed relative to the benchmark were Materials and Information Technology. Sectors that lagged relative to the benchmark included Energy, Real Estate, Health Care, Financials, Consumer Staples, Consumer Discretionary, and Industrials. Stock selection was negative for the period. Sector allocation was positive primarily due to the underweights in Materials and Energy which were underperforming sectors within the benchmark for the period.

Among the Fund’s contributors to performance were Salesforce.com Inc. (Information Technology sector), Twenty-First Century Fox Inc. (Communication Services sector), and Amazon.com Inc. (Consumer Discretionary sector). Salesforce.com rose primarily due to higher than expected revenue growth and the company’s announcement that it raised fiscal year 2019 revenue guidance. 21st Century Fox rose due to the acquisition from Disney. Amazon.com rose due to acceleration of growth in Prime and Amazon Web Services.

Among the stocks that detracted from performance were Bristol-Myers Squibb Company (Health Care sector) and Goldman Sachs Group Inc. (Financials sector). Bristol-Myers Squibb fell primarily due to concerns over positive results for a competitor to Bristol’s key immuno-oncology drug. Goldman Sachs was down during the period primarily due to charges related to the firm’s involvement in Malaysian bond offerings. The Fund continues to hold these stocks. Bank OZK also detracted from Fund performance after it reported losses on two real estate investments. Subsequently, we exited the Fund’s position.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

From a market-cap perspective, the Fund maintained its underweight to both smaller-cap stocks (companies with a market cap below $2 billion) and mid-cap stocks. But the Fund continued to maintain an overweight in larger-cap businesses (companies with a market cap above $10 billion). This market capitalization allocation decision positively contributed to performance during the period as large-cap stocks outperformed.

As the period came to a close, the Fund had an overweight to the Communication Services, Consumer Discretionary, Financials, and Real Estate sectors and an underweight to the Consumer Staples, Industrials, Health Care, Information Technology, and Energy sectors. The Fund held no positions in the Utilities or Materials sectors at the end of the period.

Outlook

As the valuation of the U.S. equity market has increased in the first quarter of 2019, we have been evaluating the key questions of whether we consider this a healthy market rally and whether current valuations are a cause for concern. Our view is that the equity market rally which began in December 2018 has been a healthy one with broad participation across the market capitalization spectrum driving the market higher. While we continue to monitor credit, asset bubbles, and inflation, we do not see major signs for worry heading into the second quarter of 2019. In the absence of the warning signs, we monitor to determine when to position the Fund’s portfolio defensively. Our team believes there will still be attractive returns going forward.

Despite the health of the recent market rally, Fund positioning continues to reflect our belief that we are in the later stages of the market cycle. We believe this is a prudent approach considering the impressive bounce back by U.S. stocks which has certainly reduced the margin of safety for shocks to the equity market. As we continue to look for businesses that are mispriced by the market, we have been gradually improving the quality of the Fund’s portfolio. Evidence of this can be seen in the weighted average excess return on capital of the Fund’s portfolio which is currently at an all-time high and much higher than the market average. The Fund’s portfolio continues to emphasize larger cap, franchise value businesses with higher barriers to entry.

9

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Focused Fund - Class A*, the Russell 3000® Index and the S&P 500® Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was September 30, 2003, April 12, 2012, February 12, 1999 and December 20, 2006, respectively. Class A shares, Class C shares and Institutional Class shares performance information was calculated using the historical performance of Class Y shares for the periods prior to September 30, 2003, April 12, 2012 and December 20, 2006, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C and Institutional Class shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

The Frank Russell Company (FRC) is the source and owner of the Russell 3000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

10

Management's Discussion of Fund Performance (Unaudited)

Touchstone Growth Opportunities Fund

Sub-Advised by Westfield Capital Management Company, L.P.

Investment Philosophy

The Touchstone Growth Opportunities Fund seeks long-term growth of capital by primarily investing in stocks of U.S. companies with large, medium and small market capitalizations. The Fund’s portfolio managers place focus on companies they believe to have demonstrated records of achievement with excellent prospects for earnings growth over a 1- to 3-year period. Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential.

Fund Performance

The Touchstone Growth Opportunities Fund (Class A Shares) underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period ended March 31, 2019. The Fund’s total return was 10.40 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 12.06 percent.

Market Environment

Equity markets advanced with determination through the second and third quarters of 2018, only to give back a substantial portion of those gains in October and December. The fourth quarter of 2018 marked one of the largest quarterly declines in U.S. equities since 2011. While this outcome seemed surprising in the context of the positive market backdrop heading into the quarter, a shifting focus to 2019 and beyond brought new concerns to light as recessionary fears and the likelihood of a policy misstep captured the attention of investors. However, following these negative sentiment extremes, the first quarter of 2019 bore witness to a stock market advance of historical significance, as equities posted one of their largest quarterly gains since the stock market bottomed ten years ago. While in isolation these gains would appear emblematic of economic acceleration, the true narrative includes the steep declines and sentiment extremes experienced at year-end, which provided the backdrop for the rapid advance. With growth slowing and yields falling, expectations for further rate hikes quickly evolved with a more dovish tone culminating in the U.S. Federal Reserve Board’s (Fed’s) “pause” of further hikes. This evolution in thinking also coincided with falling volatility and tightening credit spreads, both of which flashed early warning signs of trouble at year-end but have since receded to less concerning levels. As in quarters past, trade remained a headline throughout as uncertainty surrounding the U.S.-China negotiations was cited as the single biggest driver of the global growth slowdown and expectations for a resolution rose despite an uncertain timeline. Pockets of slowing growth were also evident in the U.S. in manufacturing, housing, and retail sales.

Portfolio Review

Relative weakness in the Financials, Health Care and Consumer sectors (Consumer Discretionary and Consumer Staples) offset relative strength in the Industrials and Information Technology sectors.

Despite encouraging relative results from investments within biotechnology and life sciences tools & services, the Fund’s exposure to drug developers in pharmaceuticals detracted from relative returns within the Health Care sector. Haemonetics Corporation, a supplier focused on hematology products and solutions, specifically in the plasma market, was the sector’s largest relative detractor. While Haemonetics reported strong quarters throughout the trailing twelve-month period, the stock was weak to start the year following comments by the CEO that reset expectations around a new product launch. We maintain a strong conviction in the company and believe this is a transitory issue as the CEO is new and likely wants to manage what were high market expectations. The Fund continued to maintain exposure to the stock, however we are assessing the speed at which we believe the new product will ramp. Bristol-Myers Squibb, a pharmaceutical company, also detracted from relative results. We sold the Fund’s position in the fourth quarter of 2018 after the company announced

11

Management's Discussion of Fund Performance (Unaudited) (Continued)

that its cancer immunotherapy drug, Opdivo, failed to meet its goal in a key Phase 3 study. We repurchased a Fund position in January 2019 at a more attractive valuation level as we are optimistic about Bristol-Myers Squibb’s acquisition of Celgene.The acquisition gives Bristol-Myers Squibb exposure to Celgene’s industry-leading oncology pipeline, expanding its current offering in this high growth space meaningfully.

The Consumer sectors (Consumer Discretionary and Consumer Staples) together were the largest source of relative weakness within the Fund. Delphi Technologies Plc (Consumer Discretionary sector), a manufacturer of various vehicle components, was a detractor as quarterly results posted in August sent the stock price lower. While earnings were better than expected, sales and profits came inline, despite slower growth in the second quarter driven by weakness in China. Despite our positive views on the fundamental growth story for Delphi, the near-term headwinds and overhang of escalating trade tensions with China proved too much to overcome and we exited the Fund’s position. Manufacturer of tobacco products, Philip Morris International Inc. (Consumer Staples sector), also detracted from Fund performance. The stock price declined after the company reported first quarter 2018 sales that fell shy of Wall Street consensus, with cigarette and heated tobacco unit shipment volumes declining. We originally invested in Philip Morris on the belief that the company’s growth potential for its e-cigarette brand iQos was substantial. However, our thesis was called into question in light of sales pressure in the company’s Japanese test market. We decided to exit the Fund’s position in mid-2018 and allocated the proceeds to other existing positions that we believed had more favorable risk/reward profiles.

Strength in the Industrials sector partially offset the aforementioned weakness. Ingersoll-Rand, an HVAC company, was the sector’s strongest relative performer. We initially purchased the stock on the belief that its valuation was attractive and that it offered a better organic growth opportunity relative to peers. We continue to hold conviction in the company and believe it can continue to post impressive organic growth numbers and grow its global market penetration. Union Pacific Corporation, a railroad with links to approximately 20 states, also added to relative returns during the period. After the stock’s price fell at the end of the year along with the broader market, the stock rallied in January on the news that Jim Vena, the former COO of Canadian National, had been hired as the new COO for Union Pacific. The stock climbed into the first quarter of 2019, as the market reacted well to Union Pacific’s further quarter earnings release, analyst day, and increased confidence around the ability to implement the Precision Scheduled Railroading plan.

The Information Technology sector was another relative contributor during the period with investments in the Software sub-industry driving the bulk of the sector’s relative performance gains. Zendesk, Inc., which offers a high-quality and differentiated customer service platform, was one of the strongest contributors. The company’s product can integrate with social media seamlessly, differentiating Zendesk from older call center and customer service products that are not built to support these next-generation applications. Based on our research, the company’s sales force is strategically focused on providing enterprise solution sales and, as a result, average deal sizes are increasing. We believe this continued shift toward enterprise customers should be good for Zendesk’s long-term prospects, allowing it to achieve substantial growth over the next several years.

Outlook

As a fundamental, bottom-up manager, macro-economic forecasts do not drive our stock selection process, but do help to shape our investment themes. We expect to see an acceleration in U.S. and global growth after the recent soft patch. While it remains too early to say with certainty that a slowdown is behind us, some green shoots are beginning to emerge such as the earliest leading indicator, policy changes. The Fed’s more dovish signaling, a marked departure from the monetary policy of mid-December, was well received by equity markets and should continue to support growth in the U.S. economy. Global growth may also see a boost as the Chinese government announced a stimulus package to shore up its economy against further slowing. Additionally, survey

12

Management's Discussion of Fund Performance (Unaudited) (Continued)

data suggests that a bottoming process is already underway for growth in both countries. With the Fed on hold and the U.S. Dollar weakening, we could see small caps and cyclicals perform better into accelerating growth trends.

We believe the greatest risk to the Fund would be an event that takes the market’s focus off of fundamentals. Additional risks would include a risk-off market where defensive sectors like Consumer Staples, Telecommunication Services, Utilities, and REITs outperform, or a move to high beta1 and low quality markets as these are all areas where the Fund is traditionally underweight.

With that said, we believe the current environment is becoming more favorable to active security selection as intra-stock correlations have receded and idiosyncratic drivers, such as earnings, are helping to determine asset valuations. We also maintain a preference for quality businesses with clean balance sheets and believe that our GARP (“growth-at-a-reasonable-price”) philosophy has the potential to be rewarded in this environment.

1Beta is a measure of the volatility of a portfolio relative to its benchmark.

13

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Growth Opportunities Fund - Class A* and the Russell 3000® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was September 29, 1995, August 2, 1999, February 2, 2009 and February 2, 2009, respectively. Class C shares, Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to August 2, 1999, February 2, 2009 and February 2, 2009, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell 3000® Growth Index measures the performance of those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

14

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Growth Fund

Sub-Advised by Westfield Capital Management Company, L.P.

Investment Philosophy

The Touchstone Mid Cap Growth Fund seeks to increase the value of Fund shares by primarily investing in stocks of mid-cap U.S. companies. The Fund’s portfolio managers place focus on companies that they believe to have a demonstrated record of achievement with excellent prospects for earnings growth over a 1-to-3-year period. Westfield looks for companies that it believes are reasonably priced with high forecasted earnings potential.

Fund Performance

The Touchstone Mid Cap Growth Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended March 31, 2019. The Fund’s total return was 12.77 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 11.51 percent.

Market Environment

Equity markets advanced with determination through the second and third quarters of 2018, only to give back a substantial portion of those gains in October and December. The fourth quarter of 2018 marked one of the largest quarterly declines in U.S. equities since 2011. While this outcome seemed surprising in the context of the positive market backdrop heading into the quarter, a shifting focus to 2019 and beyond brought new concerns to light as recessionary fears and the likelihood of a policy misstep captured the attention of investors. However, following these negative sentiment extremes, the first quarter of 2019 bore witness to a stock market advance of historical significance, as equities posted one of their largest quarterly gains since the stock market bottomed ten years ago. While in isolation these gains would appear emblematic of economic acceleration, the true narrative includes the steep declines and sentiment extremes experienced at year-end, which provided the backdrop for the rapid advance. With growth slowing and yields falling, expectations for further rate hikes quickly evolved with a more dovish tone culminating in the U.S. Federal Reserve Board’s (Fed’s) “pause” of further hikes. This evolution in thinking also coincided with falling volatility and tightening credit spreads, both of which flashed early warning signs of trouble at year-end but have since receded to less concerning levels. As in quarters past, trade remained a headline throughout as uncertainty surrounding the U.S.-China negotiations was cited as the single biggest driver of the global growth slowdown and expectations for a resolution rose despite an uncertain timeline. Pockets of slowing growth were also evident in the U.S. in manufacturing, housing, and retail sales.

Portfolio Review

Relative strength in the Information Technology and Industrials sectors outweighed relative weakness in the Consumer (Consumer Discretionary and Consumer Staples) sectors.

The Information Technology sector, the Fund’s largest sector, was the top contributor to relative performance over the period. Strong stock selection drove relative returns with investments in the Software sub-industry driving the bulk of the sector’s relative performance gains. Zendesk, Inc. and Worldpay, Inc. were among the top contributors to the Fund’s relative performance.

Zendesk, Inc., which offers a high-quality and differentiated customer service platform, drove the sector’s relative outperformance. The company’s product can integrate with social media seamlessly, differentiating Zendesk from older call center and customer service products that are not built to support these next-generation applications. Based on our research, the company’s sales force is strategically focused on providing enterprise solution sales

15

Management's Discussion of Fund Performance (Unaudited) (Continued)

and, as a result, average deal sizes are increasing. We believe this continued shift toward enterprise customers should be good for Zendesk’s long term prospects, allowing it to achieve substantial growth over the next several years.

The Industrials sector also contributed positively to relative returns.TransDigm, Inc. a manufacturer of engineered aircraft components for use on commercial and military aircrafts, was the sector’s top relative performer. Strong commercial aftermarket demand provided steady growth and the company is also a beneficiary of secular growth in air traffic. Additionally, TransDigm completed its Esterline Airlines acquisition ahead of schedule, and we are bullish on the potential for the combined entity. Airline operator United Continental Holdings, Inc. was another source of relative strength. The stock traded higher after the company posted better-than-expected second quarter results in mid-July. Importantly, the company reported strong passenger revenue per available seat mile, a widely watched industry profitability metric, and provided forward guidance pointing to an improvement in the next quarter. Following the strong quarterly report and subsequent price response, we chose to exit the Fund’s position on strength in early December 2018. HVAC manufacturer Lennox International, Inc. was another strong performer. We were pleased to see the company continue to execute well during the year and not get caught up in the downdraft of its peers. The Fund continues to own this long-term holding as we believe that the main drivers of replacement demand remain stable and should continue to drive growth at Lennox.

The Consumer sectors (Consumer Discretionary and Consumer Staples) were the Fund’s biggest source of weakness during the period. Consumer Discretionary was the largest detractor from relative returns. Delphi Technologies Plc, a manufacturer of various vehicle components, was the sector’s top relative underperformer. Quarterly results posted in August sent the stock price lower. While earnings were better than expected, sales and profits came inline, despite slower growth in the second quarter driven by weakness in China. Despite our positive views on the fundamental growth story for Delphi, the near-term headwinds and overhang of escalating trade tensions with China proved too much to overcome and we exited the Fund’s position. PVH Corp., a designer and marketer of apparel, was weak during the period. Initially we found PVH’s advantaged position appealing among peers given a difficult macro backdrop, in addition to its peer-leading digital platform. However, over the course of the last twelve months there was various data that led us to believe its momentum was slowing and that the European market was slowing faster than anticipated. We exited the Fund’s position during the fourth quarter of 2018 as we felt the risk/reward profile was no longer attractive and the growth trajectory would be slower than anticipated.

The Consumer Staples sector was another source of weakness during the period. The largest detractor was packaged foods producer Conagra Brands, Inc. We initially purchased the stock believing that it was undervalued based on what we believed would be a strong accretion due to its recent acquisition of Pinnacle Foods. As the fall progressed, it became clear that integration was proving more challenging than management expected, execution missteps began to mount, and the stock responded negatively. Despite this reaction, we think the setup from here is compelling, especially after management reported a better than expected fourth quarter and that the company is on track to meet previously announced synergy targets. That said, given the recent history, we will continue to monitor developments closely.

Outlook

As a fundamental, bottom-up manager, macro-economic forecasts do not drive our stock selection process, but do help to shape our investment themes. We expect to see an acceleration in U.S. and global growth after the recent soft patch. While it remains too early to say with certainty that a slowdown is behind us, some green shoots are beginning to emerge such as the earliest leading indicator, policy changes. The Fed’s more dovish signaling, a marked departure from the monetary policy of mid-December, was well received by equity markets and should continue to support growth in the U.S. economy. Global growth may also see a boost as the Chinese

16

Management's Discussion of Fund Performance (Unaudited) (Continued)

government announced a stimulus package to shore up its economy against further slowing. Additionally, survey data suggests that a bottoming process is already underway for growth in both countries. With the Fed on hold and the U.S. Dollar weakening, we could see small caps and cyclicals perform better into accelerating growth trends.

We believe the greatest risk to the Fund would be an event that takes the market’s focus off of fundamentals. Additional risks would include a risk-off market where defensive sectors like Consumer Staples, Telecommunication Services, Utilities, and REITs outperform, or a move to high beta1 and low quality markets as these are all areas where the Fund is traditionally underweight.

With that said, we believe the current environment is becoming more favorable to active security selection as intra-stock correlations have receded and idiosyncratic drivers, such as earnings, are helping to determine asset valuations. We also maintain a preference for quality businesses with clean balance sheets and believe that our GARP (“growth-at-a-reasonable-price”) philosophy has the potential to be rewarded in this environment.

1Beta is a measure of the volatility of a portfolio relative to its benchmark.

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Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Mid Cap Growth Fund - Class A* and the Russell Midcap® Growth Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was October 3, 1994, October 3, 1994, February 2, 2009 and April 1, 2011. Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to February 2, 2009 and April 1, 2011, respectively. The returns have been restated for fees applicable to Class Y and Institutional Class shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

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Management's Discussion of Fund Performance (Unaudited)

Touchstone Sands Capital Emerging Markets Growth Fund

Sub-Advised by Sands Capital Management, LLC

Investment Philosophy

The Touchstone Sands Capital Emerging Markets Growth Fund seeks long-term capital appreciation. The Fund invests in equity and equity-related securities issued by companies located in Emerging or Frontier Markets countries. The Fund’s sub-advisor, Sands Capital Management LLC, uses a “bottom-up” approach to investment selection, as opposed to sector or regional allocations, that focuses on a company’s long-term business fundamentals. Sands Capital seeks companies that have: sustainable above-average earnings growth; a leadership position in a promising business space; significant competitive advantages such as profitability, superior quality or distribution relative to competitors or strong brand and consumer loyalty; a clear mission in an understandable business model; financial strength; and a rational valuation in relation to competitors, the market and business prospects.

Fund Performance

The Touchstone Sands Capital Emerging Markets Growth Fund (Class Y Shares) outperformed its benchmark, the MSCI Emerging Markets Index, for the 12-month period ended March 31, 2019. The Fund’s total return was -3.02 percent, while the total return of the benchmark was -7.41 percent.

Market Environment

Emerging Market equities declined during the 12-month period. A number of issues weighed on sentiment, including continued U.S./China tensions (both trade and geopolitical), currency crises in select countries, slowing global growth, and a stronger U.S. Dollar.

Some of the losses were recouped in the first quarter 2019, recovering to August 2018 levels. The strength was broad-based, but China was a notable contributor, as U.S. trade deal optimism, announced government stimulus, A-share index inclusion news, and oversold conditions contributed to a double-digit rise.

For the period, no regions made a positive contribution to the results. Together, both Asia/Pacific ex-Japan and Emerging Asia accounted for the majority of the decline. Brazil and India were the top country contributors. Brazil fell, but rallied following Jair Bolsonaro’s presidential election victory, given optimism that he will deliver on his pro-business, anti-crime, and anti-corruption agenda. India’s market rose since October on dovish announcements from the Bank of India, and an improved outlook for Prime Minister Modi in the upcoming general election.

From a sector perspective, Energy and Real Estate were the only positive sector contributors. The fast-growing Information Technology and Communication Services sectors were the top detractors.

Portfolio Review

Emerging Asia and Asia/Pacific ex-Japan were the top regional contributors to relative results, while Europe was the sole detractor. From a sector perspective, Consumer Discretionary and Financials were the top relative contributors, while Energy (a zero percent weight) and Consumer Staples detracted the most. Relative results were largely attributable to selection effect, and currency also made a positive contribution. Allocation effect contributed on a regional basis, but detracted on a sector basis.

Top contributors to relative investment results were MercadoLibre Inc., Anta Sports Products Ltd., Sea Ltd. and NagaCorp Ltd.

MercadoLibre continues to strengthen its leadership in ecommerce and build out its suite of fintech services in Latin America. Ecommerce gross merchandise volume growth was strong at 31 percent year-over-year (on

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Management's Discussion of Fund Performance (Unaudited) (Continued)

a constant-currency basis). MercadoLibre continued to improve the experience of shopping online, and demonstrated progress with a number of its value-added services. For example, its owned logistics network handled nearly 20 percent of total volume sold, and shipping speeds continued to improve. In addition, its early stage off-marketplace payment business posted 172 percent year-over-year (also on a constant currency basis). Finally, its newer services—including its proprietary wallet, merchant loans, consumer loans, and asset management—also showed promising initial traction, and remain long-term upside options. MercadoLibre’s recent capital raise of approximately $2 billion should allow it to further invest behind these initiatives and accelerate growth. We continue to believe MercadoLibre is well positioned to be the main beneficiary of sustained growth of ecommerce and financial services in Latin America over time.

Anta Sports Products reported strong fiscal-year 2018 results, and in our view, remains the leading player in the world’s most attractive sportswear market (China). Sales grew 44 percent year-over-year, bolstered by apparel. Gross margins rose due to higher-margin initiatives, supply chain efficiencies, and less discounting. The Fila brand was a key highlight, posting 90 percent year-over-year growth. The Fila brand rights for China were acquired in 2009, when the brand was loss-making. Since then, Fila China’s revenue has increased and the brand is now the sixth-largest sports apparel name in China. Beyond strong momentum from Fila, Anta Kids, and other smaller brands, we believe that the recently announced acquisition of Amer Sports will be supportive of long-term growth. We believe that Anta’s management has a strong track record with international acquisitions (e.g. Fila), and Amer’s global brands—including Arc’teryx, Solomon, and Wilson—complement Anta’s existing portfolio.

NagaCorp continues to demonstrate momentum, primarily attributable to the success of the recently opened Naga2 property. Naga2—which features 1,000 hotel rooms and suites, a 2,000-seat theater, and over 2,500 tables and electronic gaming machines—is ramping far ahead of our expectations. Most of the property’s fixed costs are already more than covered, which should enable the property to be materially more profitable than originally expected. While much of this growth will likely stem from the VIP segment, which is lower margin than mass-market gaming, Naga2 should still be a strong contributor to absolute earnings growth. Looking ahead, we expect NagaCorp to benefit as Cambodia continues to attract visitors (China now accounts for 30 percent of visits, rising 86 percent year-over-year), and the anticipated opening of the Vladivostok property in Russia could add incremental upside.

Top relative detractors were Amorepacific Corp., Medy-Tox Inc., Baidu Inc. and Zee Entertainment Enterprises Ltd.

Medy-Tox was pressured over the past three quarters as the China channel crackdown and tough emerging-market comparables weighed on quarterly results. We expect a meaningful inflection in the business is on the horizon with the expected approval of Neuronox in China later this year. We expect strong penetration and market expansion for Neuronox—a lower-priced biosimilar alternative to Botox—given its high quality and price differential versus Botox. The launch will position Medy-Tox as the first Korean entrant into China, Asia’s largest and fastest-growing medical aesthetics market, where there are only two toxin products officially approved. After China, we expect the company to expand to Taiwan, Singapore, Saudi Arabia, Russia, Indonesia, and Malaysia over the next two years. We expect U.S. entry in 2022 with Innotox, a next-generation liquid toxin, which is currently undergoing clinical trials for aesthetic indications. While the recent near-term backdrop has been challenging, we expect sustained earnings growth moving forward, as Medy-Tox enters new markets with its differentiated and growing medical aesthetics product line.

Baidu faced pressure from the 2018 emerging markets selloff, particularly among higher-growth businesses. The company reported better-than-feared topline first-quarter 2019 results, with Baidu Core (search, feed, and cloud) posting 20 percent year-over-year growth. However, this reflected a seven percentage point deceleration from the prior quarter, due to the macro slowdown and other vertical-specific factors. Margins were lower than

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Management's Discussion of Fund Performance (Unaudited) (Continued)

expected, due to heavy investments in its new standalone short-video apps. Management’s decision to invest so heavily in areas with established incumbents is curious, and its investment track record has been mixed. We continue to hold discussions with management to better understand its vision with these new projects. Positively, internet search remains a durable business that we believe is underappreciated by the market, and Baidu’s artificial intelligence initiatives could provide longer-term upside.

Despite strong quarterly results, we believe Zee Entertainment continues to trade at a depressed valuation, as concerns about over-the-top digital broadcasting (OTT) competition/investment and the potential sale of an ownership stake held by promoters weighed on the company’s multiple. We believe that these issues have little influence on the long-term investment case, and continue to view Zee as an attractive growth business levered to powerful secular trends in a growing emerging market. Zee’s third-quarter fiscal 2019 results were strong, as domestic advertising and subscriptions drove 18 percent year-over-year revenue growth.The company continues to see strong viewership gains, and monetization remains early in newer markets. Looking ahead, we believe that Zee will be one of the primary beneficiaries of the shift toward OTT. The company’s decades-long local presence has resulted in a trove of content tailor-made for Indian viewers, which we view as a significant competitive advantage over Western competitors. We believe that Zee’s OTT offering, Zee5, will ultimately become one of India’s top digital entertainment platforms as it grows its content library and distribution partnerships. Zee5 reached 56 million users in December 2018, up from 41 million in the previous quarter. While Zee5 content production is expected to ramp by two to four times this year, we believe management remains focused on quality programming, rather than quantity.

During the year we purchased AIA Group Ltd., Bajaj Finance Ltd., BeiGene Ltd. Hutchison China MediTech Ltd., New Oriental Education & Tech Grp., and Wuxi Biologics Cayman Inc.

AIA is the largest pan-Asia life insurance business, with operations across nearly 20 markets. Demand across Asia for high-quality insurance products is rising, driven by multiple secular trends, including a large and growing middle class, aging populations, and favorable regulations and fiscal policies incentivizing consumers to purchase insurance products. We believe AIA has a distinct advantage as a premier brand with a long and distinguished operating track record. The company maintains a unique competitive advantage in being able to maintain 100 percent equity stakes in local subsidiaries, even in markets that no longer allow complete foreign ownership (e.g., China, one of the most lucrative markets in Asia). We believe this advantage has allowed the company to apply a consistent business strategy across all regions, which includes prudent product underwriting, an experienced and highly educated workforce, a disciplined focus on traditional insurance products with meaningful protection, a conservative approach in managing its investment book, and a strong capital and liquidity position.

Bajaj Finance is India’s largest financer of consumer-durable purchases, with over 60 percent market share. Bajaj is best known for offering zero-percent-interest financing for household electronic and digital products. In return for assuming the credit risk on behalf of manufacturers and dealers, Bajaj receives a payment often amounting to five to 12 percent of the purchase price. The company was an early adopter of big-data analytics and cloud technology, which enables it to vet potential borrowers and issue lending decisions within minutes at the point of sale. Consumer financing is Bajaj’s main customer-acquisition channel, through which it cross-sells other products, such as personal loans and mortgages. Beyond consumer financing, the remainder of Bajaj’s business includes loans to small and medium-sized enterprises and other commercial entities. The company is actively expanding into new areas, including lifestyle financing (health, education, travel/leisure, etc.), housing financing, and partnerships with retail chains and leading Indian ecommerce platforms.

BeiGene is a leading Chinese R&D-driven biotechnology business, with a focus on creating novel cancer drugs. The company has rapidly progressed its lead pipeline candidates since its founding in 2011, and today counts several late-stage trial candidates across a number of cancer indications. We believe that the company sits at

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Management's Discussion of Fund Performance (Unaudited) (Continued)

the intersection of several powerful secular trends, including 1) the high unmet need for better cancer therapy in China, 2) the relatively low, but increasing, penetration of branded cancer therapies, 3) the emergence of China’s prominence in biopharmaceuticals, and 4) the displacement of chemotherapy by genetically targeted therapies and immunotherapies. Our research indicates that BeiGene is uniquely positioned to benefit, given its leadership and development progress thus far, its pipeline of compelling assets, and its expertise in creating both small- and large-molecule therapeutics. We believe BeiGene will translate its clinical success into commercial sustainability, initially within China, and then globally over the long term.

Hutchison China MediTech (Chi-Med) is a China-based, R&D-driven biopharmaceutical company focused on developing novel small-molecule targeted therapies. The company is one of China’s earliest innovators in novel small-molecule cancer drugs. Chi-Med’s core R&D capabilities lie in medicinal chemistry, with a focus on creating highly specific drugs to inhibit known cancer targets.The most advanced drug candidates—fruquintinib and savolitinib—are both partnered with multinational pharmaceutical companies, and could potentially receive global approval for a number of cancer indications. The unmet medical need in China is large, particularly in cancer, where mortality rates are twice as high as in the U.S. Over the past few years, Chinese regulators have implemented dramatic reforms aimed at accelerating approvals for modern drugs to address unmet medical needs and to foster a world-class domestic innovative biopharma industry. We believe that Chi-Med is poised to capitalize on this new regulatory landscape, as one of the few Chinese firms with R&D sophistication comparable to leading Western companies.

New Oriental Education is the largest private education services business in China, with approximately 1,000 learning centers in over 75 cities. Historically, the company built a strong brand through its leading English-language training and overseas test preparation. In recent years, the company has shifted its focus to building one of the largest K-12 after-school tutoring businesses, which we view as the most attractive segment within private education. This segment is the largest and fastest growing within China’s education industry, supported by strong demand for quality education from Chinese parents. K-12 tutoring has historically been a very fragmented industry, due to low barriers to entry. However, looking ahead, we believe recent regulatory reform and the rising importance of technology will result in market share gains for select businesses. We believe that New Oriental will be a key beneficiary from this industry consolidation, given its scale, teacher quality, strong brand, and technology investments.

Wuxi Biologics (Wuxi) is China’s largest contract service provider for protein-based biologic drugs, based on market share. Wuxi, a contract development and manufacturing organization (CDMO), offers end-to-end outsourced solutions to global biopharmaceutical clients across the drug value chain, including discovery, development, and manufacturing. Biologic drugs represent the fastest-growing segment of R&D spending among global pharmaceuticals, but have high barriers to entry and switching costs. As the complexity for biologics R&D and manufacturing grows, biopharmaceutical companies are increasingly turning to CDMOs to promote efficiency and manage risk. Wuxi is also uniquely advantaged, in our view, as a partner of choice for multinational corporations seeking to enter the Chinese market, and for domestic companies seeking access to global markets. The company is in the midst of expanding its global operations, and looking ahead, we believe there will be sustained growth as Wuxi continues to add new projects, advance its pipeline, and deepens its existing client relationships with new service offerings.

During the period we sold Amorepacific Corp., Avenue Supermarts Ltd., Credicorp Ltd., IHH Healthcare Bhd., International Container Terminal Service, Magnit PAO, Netshoes Ltd., and Siloam International Hospitals Tbk.

We sold Amorepacific in November 2018. Penetration of the massive China cosmetics market was a key to our long-term investment case, and we lost conviction in Amore’s ability to drive growth due to 1) continued geopolitical risks that have hampered Chinese tourism to Korea and execution for Korean businesses in China,

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Management's Discussion of Fund Performance (Unaudited) (Continued)

and 2) increasing competitive pressure in the Chinese market from multinational and domestic brands. We believe Amorepacific will ultimately recover, and we are encouraged by the new CEO. However, we feel that the opportunity cost for waiting is too high. We decided to reallocate to other criteria-meeting businesses that we believe have better growth visibility within the massive and growing Chinese consumer market.

We sold Avenue Supermarts (DMart), following a period of strong stock price appreciation that, in our view, stretched its already high valuation. We believe that DMart, one of India’s leading food retailers, continues to be a high-quality business with a long growth runway supported by several favorable secular trends, including rising incomes and the shift toward formal retail. However, its current elevated valuation has caused our expected returns for the business to fall materially below the Fund’s portfolio average. Furthermore, risks remain high, as any mis-execution (even minor) is likely to result in significant de-rating from current levels. We will continue to monitor DMart, with the aim to repurchase the company if its valuation becomes more rational and/or our expected returns rise.

We sold Credicorp in order to invest in Bajaj Finance. Credicorp is the largest Peruvian bank by market share, and has been a Fund holding since 2015. Many of our differentiated insights about the business—particularly relating to cost efficiency realization—materialized faster than expected. We continue to view Credicorp as a solid franchise, benefiting from an oligopolistic competitive position against a favorable macroeconomic backdrop for financial services companies. However, our earnings growth expectations for Credicorp are now among the lowest in the Fund’s portfolio. We decided to recycle funds into Bajaj Finance, which provides exposure to a much larger addressable market, and features a management team that we believe is bringing innovation to the sector while effectively managing risk.

We sold IHH Healthcare (IHH) in the fourth quarter of 2018. We believe that macro risks, along with IHH’s valuation, make it less compelling than other businesses that meet our criteria. Nearly 20 percent of the company’s hospital revenue is derived from Turkey. Macro issues facing that country—which have already produced a negative currency impact—could ultimately affect the business’s underlying growth and margins. Additionally, we believe that IHH’s recently announced acquisition of Fortis, the second largest (and recently struggling) hospital operator in India, will face increased execution risk over the next several years. We continue to view India as one of the most attractive markets for private hospital growth, and think IHH’s expanded presence in India will ultimately be the right strategic move over time. However, over the next three to five years, the potential upside from this purchase appears more limited—and not sufficient to offset the associated execution risks and possibility of delays as management turns around Fortis. We prefer to gain direct exposure to this secular trend of Indian hospital growth via Apollo Hospitals Enterprise Limited, the country’s largest hospital operator by revenue and bed count. Finally, from IHH’s current price, our expected return for the business is among the lowest in the Fund’s portfolio, which, in our view, inadequately compensates for its increased risks.

We sold International Container. Its fundamentals remain sound, but a number of factors have rendered its long-term prospects less attractive to us, including the end of the commodity super-cycle, the global trade slowdown, and increased competition for emerging/frontier market port assets. Trade volumes and new port acquisition/ramp-up introduce earnings volatility that we feel is disproportionately high relative to its duration-growth profile. We decided to reallocate to other criteria-meeting businesses that we believe have better growth prospects and clearer earnings visibility.

We no longer believe that Magnit is a strong fit with our criteria, so we sold the business in October. The Russian food retail environment will soon reach maturity, in our view, and competition is becoming aggressive. This has created a difficult operating environment for major players like Magnit, especially when combined with a weak macroeconomic backdrop and bleak demographic prospects. The company replaced its management team, and is taking proactive steps to improve its value proposition and competitive moat. However, these

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Management's Discussion of Fund Performance (Unaudited) (Continued)

initiatives will likely take years to produce material improvements. In the meantime, we see better opportunities for sustainable growth in other businesses.

We sold Netshoes after losing conviction in the company’s ability to leverage its leading position in sporting goods to expand into the fashion category, which was a key pillar of our investment case. In our view, fashion has a more attractive growth and margin opportunity than sporting goods, given its large addressable market, a lower reliance on price comparison, and a fragmented supplier base. In the face of stronger competition from Dafiti, the incumbent player, Netshoes was unable to invest aggressively in pricing and customer acquisition to meaningfully gain market share. We sought to manage the competitive risk by owning the company at a small relative weight, however we underestimated the extent of Netshoes’s growth deceleration as the risk developed. Given our doubt about Netshoes’s long-term leadership in fashion—and combined with the company’s small weight in the Fund’s portfolio, its lower relative liquidity, and the attractiveness of other new opportunities in our pipeline—we decided to sell the business.

We sold Siloam International Hospitals, Indonesia’s largest private healthcare group, due to its deteriorating fit with our investment criteria. Specifically, we are concerned about the financing and execution of the company’s aggressive expansion plan. Management seems to be expanding without regard for profitability or sustainability, which is misaligned with our financial strength and management vision criteria. Additionally, Indonesia’s government healthcare program has reduced the attractiveness of the country’s private hospital industry, especially for newer hospitals and future expansion.These issues around financing, execution, and business space are further exacerbated by the company’s low stock liquidity, which has significantly declined since we first invested. This low liquidity raises the bar for how well the business fundamentals need to fit with our criteria for us to continue ownership. Given our mandate to selectively own what we view as the leading emerging market growth businesses, we decided to pursue other opportunities that are more aligned with our criteria.

Outlook

The growth and wealth creation engines in emerging markets are ripe for change in the coming decades. Emerging market investing long rested on the thesis that these nations will eventually catch up to their wealthier developed market counterparts. While elements of catch-up growth will persist, we expect secular trends to create new growth industries and to allow select businesses to leapfrog their developed market peers. As emerging markets shift from cyclical growth drivers to secular trends, we believe that those seeking innovative businesses will be best positioned to identify the new engines of wealth creation. When high-quality businesses with durable competitive advantages are linked to these changes, they can grow at above-average rates and for much longer than what the market expects. Given the evolution of the emerging markets landscape, change is the only certainty. Not all emerging markets are created equal, and we expect a greater divide between winners and losers among companies, industries, and countries. This divergence of fortunes amplifies the importance of having the skills necessary to identify tomorrow’s leaders. We believe that a deep understanding of innovative business models—in the context of local-market nuances—is required to identify the few companies capable of delivering sustainable above-average growth.

We continue to view emerging markets as an attractive area for long-term investors and believe the Fund is well positioned to weather the current environment. Through our in-depth research, we have selected a group of businesses that we believe can sustain above-average growth through a combination of business-specific drivers and powerful secular tailwinds.

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Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Sands Capital Emerging Markets Growth Fund - Class A* and the MSCI Emerging Markets Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was November 16, 2018, November 16, 2018, May 9, 2014 and May 9, 2014, respectively. Class A shares and Class C shares performance information was calculated using the historical performance of Class Y shares for periods prior to November 16, 2018. The returns have been restated for sales loads and fees applicable to Class A and Class C shares. The returns of the index listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

25

Management's Discussion of Fund Performance (Unaudited)

Touchstone Sustainability and Impact Equity Fund

Sub-Advised by Rockefeller & Co., Inc.

Investment Philosophy

The Touchstone Sustainability and Impact Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities of U.S. and non-U.S. companies and generally focuses on larger, more established companies. The Fund selects investments based on an evaluation of a company’s sustainability and impact practices which considers environmental, social and governance (ESG) impacts and risks of a company, how well the company manages these impacts and risks and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.

Fund Performance

The Touchstone Sustainability and Impact Equity Fund (Class A Shares) underperformed its benchmark, the MSCI All Country World Index, for the 12-month period ended March 31, 2019. The Fund’s total return was -0.47 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 2.60 percent.

Market Environment

Global equity markets posted modest gains for the 12-month period ended March 31, 2019. The first two quarters of the period produced positive equity market returns. However, a sell-off ensued in the fourth quarter as geopolitical concerns and fears of an impending recession dampened investor sentiment. Recession fears grew as global economic data indicated a loss of momentum among major economies. The slowdown heightened concerns that major central banks, notably the U.S. Federal Reserve Board (Fed), were proceeding too quickly on their path to monetary policy normalization. Equity markets rebounded strongly in the first quarter of 2019 after the Fed adopted a more dovish tone, signaling that further interest rate increases would be on hold.

Elsewhere, U.S.-China trade tensions impacted growth in Europe and Asia while a sell-off in the Turkish lira sparked fear among emerging markets. The Italian budget situation also sparked volatility in Europe, which ended with a more market friendly outcome. Brexit (Britain’s exit from the European Union) negotiations are ongoing but it seems as though an agreement may be in the works to ensure the United Kingdom doesn’t leave the union without a deal.

Portfolio Review

The Fund’s stock selection within the Financials and Industrials sectors was the largest detractor from relative performance. This was partially offset by positive contribution from selection within the Consumer Discretionary and Information Technology sectors. Within Financials, yield curve flattening and lower yields were headwinds, while an ongoing anti-money laundering investigation at Swedbank AB impacted performance. Swedbank was the Fund’s largest detractor during the period. Visa Inc. (Information Technology sector) was the largest contributor over the past year, which continued to benefit from the ongoing secular shift from physical cash payments to electronic forms. Some of the Fund’s more cyclical stocks such as Kion Group AG (Industrials sector) and Heidelberg Cement AG (Materials sector) were also negatively impacted by global growth concerns, while less economically sensitive stocks were able to provide some offset to this.

The Fund initiated several new positions during the period. Most recently, the Fund initiated two new positions in the auto-related space, Continental AG (Consumer Discretionary sector) and TE Connectivity Ltd. (Industrials sector) as we tried to position for a potential recovery in the auto sector. Continental traded at a low valuation despite its strong position to capture a growing share in automotive parts for electric vehicles. We believe TE Connectivity should see a greater bill of materials per vehicle as the industry embraces more technology and

26

Management's Discussion of Fund Performance (Unaudited) (Continued)

sensors. The Fund also initiated a position in Apple Inc. (Information Technology sector) after the company took down guidance on disappointing sales in China. We were cautious about Apple’s pricing strategy and believed that this downward revision largely reflected the impact of that flawed pricing strategy. However, Apple remains a high quality company with a loyal customer base that we believe should generate strong and steady free cash flow for the company.

Among the stocks that the Fund exited, BNP Paribas SA (Financials sector) was sold due to its exposure to Turkey, but the proceeds were added to other European financial stocks in the portfolio. The Fund took profits on Samsung SDI Co. Ltd. (Information Technology sector) as it became fully valued in our estimates. The Fund also exited Tokyo Gas Co. Ltd. (Utilities sector) on the concern that rising energy prices could pressure its earnings.

Outlook

We believe that the sharp recovery in the first quarter of 2019 has brought U.S. equities into fair market territory. Non-U.S. equities still appear slightly undervalued. Market expectation for the first half of 2019 has come down materially, but remains somewhat elevated for the second half. We believe equities will likely go through a period of consolidation before further appreciation.

Going forward, we see compelling values in the Financials sector and among automobile-related stocks. U.S. banks have the strongest capital positions in nearly eight decades. Higher quality European banks appear to have healthy amounts of excess capital and elevated dividend yields. As such, we have continued to overweight Financials and have increased our auto exposure. We also believe stock picking will start to exert more impact than top-down sector rotation. We will continue to look for what we consider undervalued stocks as markets grapple with conflicting signals in this extended expansion cycle.

27

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Sustainability and Impact Equity Fund - Class A* and the MSCI All Country World Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was December 19, 1997, October 4, 2003, November 10, 2004 and May 4, 2015, respectively. Class C shares, Class Y shares and Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to October 4, 2003, November 10, 2004 and May 4, 2015, respectively. The returns have been restated for sales loads and fees applicable to Class C, Class Y and Institutional Class shares . The returns of the index listed above are based on the inception date of the Fund. The launch date of the index listed above was after the inception date of the Fund, therefore there is no return for since inception.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. Effective August 17, 2018, the maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Index measures the equity market performance of developed and emerging markets.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

28

Tabular Presentation of Portfolios of Investments (Unaudited)

March 31, 2019

The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Flexible Income Fund
Credit Quality*	(% of Fixed Income Securities)
AAA/Aaa	60.9%
AA/Aa	1.9
A/A	6.4
BBB/Baa	17.8
BB/Ba	4.9
B/B	7.7
Not Rated	0.4
100.0%

Credit Quality*	(% of Preferred Stocks)
AAA/Aaa	1.0
BBB/Baa	40.7
BB/Ba	55.3
B/B	0.6
Not Rated	2.4
100.0%

Sector Allocation**	(% of Net Assets)
Fixed Income Securities	67.2
Preferred Stocks
Financials	7.8
Real Estate	2.4
Energy	1.3
Utilities	1.0
Industrials	0.6
Common Stocks
Energy	3.1
Master Limited Partnership	1.8
Investment Funds	11.2
Short-Term Investment Funds	0.2
Other Assets/Liabilities (Net)	3.4
Total	100.0%

Touchstone Focused Fund
Sector Allocation**	(% of Net Assets)
Information Technology	19.6%
Communication Services	17.5
Financials	16.4
Consumer Discretionary	14.1
Health Care	12.5
Industrials	6.8
Real Estate	5.8
Energy	3.9
Consumer Staples	3.1
Short-Term Investment Fund	0.5
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

Touchstone Growth Opportunities Fund
Sector Allocation**	(% of Net Assets)
Information Technology	31.2%
Health Care	16.1
Communication Services	15.7
Industrials	14.5
Consumer Discretionary	12.1
Financials	4.0
Energy	3.7
Real Estate	1.5
Short-Term Investment Fund	1.5
Other Assets/Liabilities (Net)	(0.3)
Total	100.0%

* Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

29

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)

Touchstone Mid Cap Growth Fund
Sector Allocation*	(% of Net Assets)
Information Technology	34.8%
Industrials	17.6
Consumer Discretionary	13.5
Health Care	12.8
Financials	6.2
Energy	4.3
Real Estate	3.9
Materials	3.1
Consumer Staples	1.1
Short-Term Investment Fund	2.6
Other Assets/Liabilities (Net)	0.1
Total	100.0%

Touchstone Sands Capital Emerging Markets Growth Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
China	30.7%
India	28.4
Russia	5.7
Argentina	4.1
South Africa	3.7
Hong Kong	3.2
Indonesia	2.5
Thailand	2.4
Taiwan	2.4
South Korea	2.4
Cambodia	2.4
Singapore	2.2
Mexico	1.9
Macau	1.9
Philippines	1.4
Brazil	0.7
Short-Term Investment Fund	3.7
Other Assets/Liabilities (Net)	0.3
Total	100.0%

Touchstone Sustainability and Impact Equity Fund
Geographic Allocation	(% of Net Assets)
Common Stocks
United States	54.7%
Japan	7.7
France	6.6
Germany	6.0
United Kingdom	5.2
Switzerland	3.6
China	3.4
Netherlands	3.3
Ireland	1.8
Sweden	1.5
South Korea	1.4
Indonesia	0.9
India	0.9
Mexico	0.7
Australia	0.4
Exchange-Traded Funds	1.2
Short-Term Investment Funds	2.4
Other Assets/Liabilities (Net)	(1.7)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

30

Portfolio of Investments

Touchstone Flexible Income Fund – March 31, 2019

Principal		Market
Amount		Value

	Corporate Bonds — 34.7%

	Financials — 28.6%
$8,090,000	American Express Co., Ser B, 5.200%(A)†	$8,130,450
8,905,000	American Express Co., Ser C, 4.900%(A)	8,856,468
6,057,000	Bank of America Corp., Ser V, 5.125%(A)	6,035,725
10,307,000	Barclays PLC (United Kingdom), 8.000%(A)	10,538,908
37,653,000	Citigroup, Inc., Ser O, 5.875%(A)	38,029,530
3,895,000	Citigroup, Inc., Ser Q, 5.950%(A)	3,933,950
5,187,000	Citizens Financial Group, Inc., Ser A, 5.500%(A)	5,238,870
32,568,000	Goldman Sachs Group, Inc. (The), Ser M, 5.375%(A)	32,852,970
8,686,000	JPMorgan Chase & Co., Ser I, (3M LIBOR +3.470%), 6.221%(A)(B)	8,729,430
500,000	JPMorgan Chase & Co., Ser Z, 5.300%(A)	505,250
24,539,000	MetLife, Inc., Ser C, 5.250%(A)	24,743,655
9,993,000	Morgan Stanley, Ser H, 5.450%(A)	10,017,982
18,452,000	Morgan Stanley, Ser J, 5.550%(A)	18,776,755
5,863,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp., 144a, 4.875%, 4/15/45	5,313,284
17,427,000	Wells Fargo & Co., Ser K, (3M LIBOR +3.770%), 6.381%(A)(B)	17,535,919
		199,239,146

	Energy — 2.8%
2,909,000	Anadarko Petroleum Corp., 4.960%, 10/10/36#	1,290,989
10,484,000	Andeavor Logistics LP, Ser A, 6.875%(A)	10,536,420
8,192,000	Energy Transfer Operating LP, Ser A, 6.250%(A)	7,741,440
		19,568,849

	Consumer Discretionary — 1.7%
8,408,000	Ford Motor Credit Co. LLC, 5.085%, 1/7/21	8,560,353
610,000	General Motors Co., (3M LIBOR +0.900%), 3.501%, 9/10/21(B)	605,016
2,674,000	Wyndham Destinations, Inc., 5.750%, 4/1/27	2,652,341
		11,817,710

	Communication Services — 1.3%
1,205,000	Uber Technologies, Inc., 144a, 8.000%, 11/1/26	1,281,819
8,021,000	Vodafone Group PLC (United Kingdom), 7.000%, 4/4/79	8,139,240
		9,421,059

	Materials — 0.3%
1,750,000	Domtar Corp., 6.250%, 9/1/42	1,780,465
	Total Corporate Bonds	$241,827,229

	U.S. Treasury Obligations — 14.3%
43,574,000	U.S. Treasury Note, 1.375%, 12/15/19	43,250,599
56,465,000	U.S. Treasury Note, 1.625%, 6/30/19	56,339,277
	Total U.S. Treasury Obligations	$99,589,876

Shares

	Preferred Stocks — 13.1%

	Financials — 7.8%
115,879	AllianzGI Convertible &, Income Fund, Ser A, 5.625%(A)†	2,811,225
110,646	Annaly Capital Management, Inc., Ser F, 6.950%(A)†	2,833,644
146,181	Apollo Global Management LLC, Ser A, 6.375%(A)	3,628,212
475,764	Ares Management Corp., Ser A, 7.000%(A)†	12,465,017
99,162	Bank of America Corp., Ser W, 6.625%(A)†	2,533,589
67,812	Citigroup Capital XIII, (3M LIBOR +6.370%), 9.121%, 10/30/40(B)	1,854,658
327,909	Citizens Financial Group, Inc., Ser D, 6.350%(A)	8,607,611
68,197	GMAC Capital Trust I, Ser 2, (3M LIBOR +5.785%), 8.469%, 2/15/40(B)	1,775,850
329,117	Hartford Financial Services Group, Inc. (The), 7.875%, 4/15/42	9,343,632
52,823	Oaktree Capital Group LLC, Ser B, 6.550%(A)	1,313,180
2,558	Partnerre Ltd., 7.250%(A)	69,245
117,906	Stifel Financial Corp., 5.200%, 10/15/47†	2,843,893
179,832	Valley National Bancorp, Ser B, 5.500%(A)	4,485,010
		54,564,766

	Real Estate — 2.4%
390,664	Digital Realty Trust, Inc., Ser H, 7.375%(A)	9,758,786
255,747	Kimco Realty Corp., Ser M, 5.250%(A)	5,958,905
48,886	Vornado Realty Trust, Ser M, 5.250%(A)	1,146,377
		16,864,068

	Energy — 1.3%
188,000	Energy Transfer Operating LP, Ser C, 7.375%(A)	4,628,560
160,099	Energy Transfer Operating LP, Ser D, 7.625%(A)	4,082,525
		8,711,085

	Utilities — 1.0%
171,920	Duke Energy Corp., Ser A, 5.750%(A)	4,378,802
23,622	Entergy Arkansas LLC, 4.900%, 12/1/52	599,054
17,885	Entergy Arkansas LLC, 4.750%, 6/1/63†	451,954
47,321	Entergy Louisiana LLC, 4.875%, 9/1/66	1,184,445
		6,614,255

31

Touchstone Flexible Income Fund (Continued)

		Market
Shares		Value

	Preferred Stocks — 13.1% (Continued)

	Industrials — 0.6%
160,689	Seaspan Corp. (Marshall Islands), 6.375%, 4/30/19	$4,068,645
	Total Preferred Stocks	$90,822,819

	Investment Funds — 11.2%
522,450	BlackRock Corporate High Yield Fund, Inc.±	5,360,337
334,678	BlackRock Municipal Income Trust±	4,511,459
264,079	BlackRock MuniHoldings New York Quality Fund, Inc.±	3,411,637
641,743	BlackRock MuniVest Fund, Inc.±	5,782,104
374,737	BlackRock MuniYield Quality Fund III, Inc.±†	4,845,349
330,033	Eaton Vance Municipal Bond Fund±	4,092,409
508,618	Invesco Municipal Opportunity Trust±	6,067,813
478,685	Invesco Municipal Trust±	5,768,154
1,864,133	Invesco Senior Income Trust±	7,829,359
365,510	Invesco Trust for Investment Grade Municipals±	4,528,669
1,695,266	Nuveen Credit Strategies Income Fund±	13,104,406
540,661	Nuveen Quality Municipal Income Fund±†	7,336,770
1,045,179	Western Asset High, Income Opportunity Fund Inc.±	5,048,215
	Total Investment Funds	$77,686,681

Principal
Amount

	Asset-Backed Securities — 8.3%
$625,113	American Credit Acceptance Receivables Trust, Ser 2018-3, Class A, 144a, 2.920%, 8/12/21	625,060
3,892,675	American Homes 4 Rent Trust, Ser 2014-SFR2, Class A, 144a, 3.786%, 10/17/36	4,000,355
5,800,270	AmeriCredit Automobile Receivables, Ser 2016-1, Class B, 2.300%, 3/8/21	5,795,978
10,174,000	CARDS II Trust, Ser 2017-1A, Class A, 144a, (1M LIBOR +0.370%), 2.854%, 4/18/22(B)	10,173,999
314,980	Conseco Finance Corp., Ser 1998-4, Class A7, 6.870%, 4/1/30(B)(C)	328,681
1,271,648	Drive Auto Receivables Trust, Ser 2017-2, Class C, 2.750%, 9/15/23	1,271,009
205,403	DT Auto Owner Trust, Ser 2017-2A, Class C, 144a, 3.030%, 1/17/23	205,416
1,616,920	DT Auto Owner Trust, Ser 2017-3A, Class B, 144a, 2.400%, 5/17/21	1,616,097
257,003	DT Auto Owner Trust, Ser 2018-1A, Class A, 144a, 2.590%, 5/17/21	256,893
154,935	DT Auto Owner Trust, Ser 2019-1A, Class A, 144a, 3.080%, 9/15/22	155,064
634,825	Flagship Credit Auto Trust, Ser 2016-3, Class B, 144a, 2.430%, 6/15/21	634,178
1,000,000	LCM Ltd., Ser 2019-30, 144a, 0.000%, 4/21/31(B)(C)	1,000,000
501,782	Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	558,224
4,972,665	New Residential Mortgage Trust, Ser 2018-1A, Class A1A, 144a, 4.000%, 12/25/57(B)(C)	5,075,569
182,246	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Ser 2004-MHQ1, Class M2, (1M LIBOR +1.125%), 3.615%, 12/25/34(B)	182,261
6,312,697	Santander Drive Auto Receivables Trust, Ser 2016-1, Class C, 3.090%, 4/15/22	6,316,578
6,895,148	Santander Drive Auto Receivables Trust, Ser 2017-1, Class B, 2.100%, 6/15/21	6,888,965
5,900,000	Towd Point Mortgage Trust, Ser 2016-1, Class M1, 144a, 3.500%, 2/25/55(B)(C)	5,918,952
7,083,336	Towd Point Mortgage Trust, Ser 2017-6, Class A1, 144a, 2.750%, 10/25/57(B)(C)	6,952,994
24,116	Wachovia Student Loan Trust, Ser 2006-1, Class A5, 144a, (3M LIBOR +0.120%), 2.891%, 7/26/27(B)	24,114
	Total Asset-Backed Securities	$57,980,387

	Agency Collateralized Mortgage Obligations — 5.6%
2,109	GNMA, Ser 2011-83, Class NI, 4.500%, 10/16/37(D)	1
7,378,179	GNMA, Ser 2012-147, Class IO, 0.562%, 4/16/54(B)(C)(D)	251,904
33,203,162	GNMA, Ser 2016-110, Class IO, 1.032%, 5/16/58(B)(C)(D)	2,576,369
38,422,909	GNMA, Ser 2016-158, Class IO, 0.907%, 6/16/58(B)(C)(D)	2,770,253
70,305,748	GNMA, Ser 2016-34, Class IO, 0.993%, 1/16/58(B)(C)(D)	5,425,530
62,630,655	GNMA, Ser 2016-35, Class IO, 0.887%, 3/16/58(B)(C)(D)	4,339,033
65,753,846	GNMA, Ser 2016-50, Class IO, 1.038%, 8/16/57(B)(C)(D)	4,912,286
46,676,584	GNMA, Ser 2016-52, Class IO, 0.932%, 3/16/58(B)(C)(D)	3,252,093
65,014,814	GNMA, Ser 2016-64, Class IO, 0.963%, 12/16/57(B)(C)(D)	4,494,611
58,090,794	GNMA, Ser 2016-67, Class IO, 1.167%, 7/16/57(B)(C)(D)	4,663,912
42,395,490	GNMA, Ser 2017-76, Class IO, 0.954%, 12/16/56(B)(C)(D)	3,179,272
48,413,198	GNMA, Ser 2017-94, Class IO, 0.660%, 2/16/59(B)(C)(D)	2,892,045
	Total Agency Collateralized Mortgage Obligations	$38,757,309

32

Touchstone Flexible Income Fund (Continued)

Principal		Market
Amount		Value

	Non-Agency Collateralized Mortgage Obligations — 4.3%
$1,006,242	American Home Mortgage Investment Trust, Ser 2004-4, Class 4A, (6M LIBOR +2.000%), 4.685%, 2/25/45(B)	$1,020,006
4,245,729	Bear Stearns ALT-A Trust, Ser 2004-12, Class 1M1, (1M LIBOR +0.930%), 3.416%, 1/25/35(B)	4,231,281
91,249	Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(B)(C)	91,900
5,700,892	Citigroup Mortgage Loan Trust, Inc., Ser 2018-RP1, Class A1, 144a, 3.000%, 9/25/64(B)(C)	5,643,657
942,740	GSR Mortgage Loan Trust, Ser 2005-AR4, Class 6A1, 4.329%, 7/25/35(B)(C)	950,006
6,288	Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, (12M LIBOR +1.625%), 4.492%, 12/25/32(B)	6,312
4,878,192	Metlife Securitization Trust, Ser 2017-1A, Class A, 144a, 3.000%, 4/25/55(B)(C)	4,831,258
268,768	Morgan Stanley Mortgage Loan Trust, Ser 2004-7AR, Class 2A6, 4.488%, 9/25/34(B)(C)	272,581
4,544,491	Morgan Stanley Mortgage Loan Trust, Ser 2005-5AR, Class 1M1, (1M LIBOR +0.750%), 3.236%, 9/25/35(B)	4,539,143
3,225,260	New Residential Mortgage Loan Trust, Ser 2017-2A, Class A3, 144a, 4.000%, 3/25/57(B)(C)	3,295,973
14,470	RALI Trust, Ser 2004-QS6, Class A1, 5.000%, 5/25/19	14,408
4,966,956	Sequoia Mortgage Trust, Ser 2013-9, Class B1, 144a, 3.500%, 7/25/43	4,961,166
99,111	Wells Fargo Mortgage Backed Securities Trust, Ser 2004-X, Class 1A5, 4.832%, 11/25/34(B)(C)	100,973
	Total Non-Agency Collateralized Mortgage Obligations	$29,958,664

Shares

	Common Stocks — 3.1%

	Energy — 3.1%
362,514	Hess Corp.	$21,834,218

	Master Limited Partnership — 1.8%

	Financials — 1.8%
700,000	Carlyle Group LP (The)	12,796,000

	Short-Term Investment Funds — 0.2%
67,151	Dreyfus Government Cash Management, Institutional Shares, 2.34%∞Ω	67,151
1,374,575	Invesco Government & Agency Portfolio, Institutional Class, 2.26%**∞Ω	1,374,575
	Total Short-Term Investment Funds	$1,441,726

Total Investment Securities —96.6%		$672,694,909
(Cost $659,354,174)

Other Assets in Excess of Liabilities — 3.4%		23,690,066

Net Assets — 100.0%		$696,384,975

(A)	Perpetual Bond - A bond with no definite maturity date.

(B)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2019.

(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(D)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.

**	Represents collateral for securities loaned.

±	Closed-End Fund.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2019 was $1,292,556.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2019.

33

Touchstone Flexible Income Fund (Continued)

Portfolio Abbreviations:

GNMA - Government National Mortgage Association

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, these securities were valued at $61,965,848 or 8.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Long Positions
Corporate Bonds	$—	$241,827,229	$—	$241,827,229
U.S. Treasury Obligations	—	99,589,876	—	99,589,876
Preferred Stocks	90,822,819	—	—	90,822,819

Valuation inputs at Reporting Date: Description
Description	Level 1	Level 2	Level 3	Total
Investment Funds	$77,686,681	$—	$—	$77,686,681
Asset-Backed Securities	—	57,980,387	—	57,980,387
Agency Collateralized Mortgage Obligations	—	38,757,309	—	38,757,309
Non-Agency Collateralized Mortgage Obligations	—	29,958,664	—	29,958,664
Common Stocks	21,834,218	—	—	21,834,218
Master Limited Partnership	12,796,000	—	—	12,796,000
Short-Term Investment Funds	1,441,726	—	—	1,441,726
Total Assets	$204,581,444	$468,113,465	$—	$672,694,909
Liabilities:
Other Financial Instruments***
Futures Interest Rate Contracts	$(1,580,368)	$—	$—	$(1,580,368)
Total Liabilities	$(1,580,368)	$—	$—	$(1,580,368)
Total	$203,001,076	$468,113,465	$—	$671,114,541

*** Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized depreciation on futures interest rate contracts.

Futures Contracts

At March 31, 2019, $6,406,916 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at March 31, 2019:

				Value and
		Number of	Notional	Unrealized
Description	Expiration Date	Contracts	Amount	Depreciation
Short Futures:
Ultra US Treasury Bond Futures	06/28/2019	254	$41,091,632	$(1,580,368)
				$(1,580,368)

See accompanying Notes to Financial Statements.

34

Portfolio of Investments

Touchstone Focused Fund – March 31, 2019

		Market
	Shares	Value

Common Stocks — 99.7%

Information Technology — 19.6%
Apple, Inc.	231,906	$44,050,545
Avnet, Inc.	428,483	18,583,308
International Business Machines Corp.	115,125	16,244,137
Microsoft Corp.	452,422	53,358,651
Oracle Corp.	469,200	25,200,732
salesforce.com, Inc.*	240,363	38,066,288
		195,503,661

Communication Services — 17.5%
Alphabet, Inc. - Class A*	16,581	19,514,013
Alphabet, Inc. - Class C*	34,961	41,020,091
AT&T, Inc.	478,081	14,992,620
Baidu, Inc. (China) ADR*	90,149	14,861,063
Comcast Corp. - Class A	658,008	26,307,160
Facebook, Inc. - Class A*	232,753	38,797,598
Fox Corp. - Class A*	127,909	4,695,527
Walt Disney Co. (The)	127,711	14,179,752
		174,367,824

Financials — 16.4%
Bank of America Corp.	987,717	27,251,112
Berkshire Hathaway, Inc. - Class B*	473,530	95,127,442
Goldman Sachs Group, Inc. (The)	116,068	22,283,895
Signature Bank/NewYork NY	146,881	18,811,050
		163,473,499

Consumer Discretionary — 14.1%
Alibaba Group Holding Ltd. (China) ADR*	45,778	8,352,196
Amazon.com, Inc.*	31,767	56,569,085
Booking Holdings, Inc.*	5,288	9,227,084
Carnival Corp.	376,700	19,106,224
Dunkin' Brands Group, Inc.	86,097	6,465,885
JD.com, Inc. (China) ADR*	239,723	7,227,648
Starbucks Corp.	200,238	14,885,693
Yum China Holdings, Inc. (China)	427,158	19,183,666
		141,017,481

Health Care — 12.5%
AmerisourceBergen Corp.	265,728	21,130,691
Biogen, Inc.*	55,500	13,119,090
Bio-Rad Laboratories, Inc. - Class A*	49,573	15,153,475
Bristol-Myers Squibb Co.	405,252	19,334,573
Johnson & Johnson	191,981	26,837,024
Novartis AG (Switzerland) ADR	309,187	29,725,238
		125,300,091

Industrials — 6.8%
Deere & Co.	80,693	12,897,969
FedEx Corp.	52,884	9,593,686
General Electric Co.	675,080	6,744,049
Union Pacific Corp.	102,537	17,144,186
United Technologies Corp.	163,548	21,079,702
		67,459,592

Real Estate — 5.8%
Jones Lang LaSalle, Inc.	181,925	28,049,196
Simon Property Group, Inc. REIT	165,062	30,075,947
		58,125,143

Energy — 3.9%
Exxon Mobil Corp.	225,353	18,208,522
Halliburton Co.	293,206	8,590,936
Schlumberger Ltd.	288,409	12,565,980
		39,365,438

Consumer Staples — 3.1%
Monster Beverage Corp.*	307,545	16,785,806
Unilever NV (United Kingdom)	234,527	13,670,579
		30,456,385
Total Common Stocks		$995,069,114

Short-Term Investment Fund — 0.5%
Dreyfus Government Cash Management, Institutional Shares, 2.34%∞Ω	4,927,360	$4,927,360

Total Investment Securities —100.2%
(Cost $716,888,544)		$999,996,474

Liabilities in Excess of Other Assets — (0.2%)		(1,635,278)

Net Assets — 100.0%		$998,361,196

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

35

Touchstone Focused Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$995,069,114	$—	$—	$995,069,114
Short-Term Investment Fund	4,927,360	—	—	4,927,360
Total	$999,996,474	$—	$—	$999,996,474

See accompanying Notes to Financial Statements.

36

Portfolio of Investments

Touchstone Growth Opportunities Fund – March 31, 2019

		Market
	Shares	Value

Common Stocks — 98.8%

Information Technology — 31.2%
Apple, Inc.	52,409	$9,955,090
Applied Materials, Inc.	58,840	2,333,594
Black Knight, Inc.*	46,766	2,548,747
Microsoft Corp.	50,771	5,987,932
Proofpoint, Inc.*	27,540	3,344,182
Pure Storage, Inc. - Class A*	60,040	1,308,272
salesforce.com, Inc.*	29,370	4,651,327
ServiceNow, Inc.*	14,425	3,555,618
Total System Services, Inc.	31,008	2,946,070
Visa, Inc. - Class A	38,197	5,965,989
Worldpay, Inc. - Class A*	40,210	4,563,835
Zendesk, Inc.*	36,739	3,122,815
		50,283,471

Health Care — 16.1%
Biogen, Inc.*	5,603	1,324,437
Bio-Rad Laboratories, Inc. - Class A*	11,690	3,573,399
Bristol-Myers Squibb Co.	90,000	4,293,900
Haemonetics Corp.*	20,740	1,814,335
Medicines Co. (The)*	97,340	2,720,653
STERIS PLC	18,780	2,404,403
Thermo Fisher Scientific, Inc.	9,101	2,491,126
UnitedHealth Group, Inc.	18,585	4,595,327
Vertex Pharmaceuticals, Inc.*	14,670	2,698,547
		25,916,127

Communication Services — 15.7%
Alphabet, Inc. - Class A*	3,847	4,527,496
Alphabet, Inc. - Class C*	4,143	4,861,023
Charter Communications, Inc. - Class A*	8,759	3,038,585
Facebook, Inc. - Class A*	15,584	2,597,697
Madison Square Garden Co. (The) - Class A*	7,920	2,321,590
Netflix, Inc.*	10,414	3,713,216
T-Mobile US, Inc.*	33,260	2,298,266
Walt Disney Co. (The)	18,049	2,003,980
		25,361,853

Industrials — 14.5%
AMETEK, Inc.	34,584	2,869,434
Boeing Co. (The)	16,026	6,112,637
Caterpillar, Inc.	19,660	2,663,733
IHS Markit Ltd. (United Kingdom)*	50,966	2,771,531
Illinois Tool Works, Inc.	17,905	2,569,905
Ingersoll-Rand PLC	30,424	3,284,271
Union Pacific Corp.	18,535	3,099,052
		23,370,563

Consumer Discretionary — 12.1%
Amazon.com, Inc.*	4,297	7,651,883
Home Depot, Inc. (The)	26,123	5,012,742
Marriott International, Inc. - Class A	29,077	3,637,242
Ulta Beauty, Inc.*	9,419	3,284,688
		19,586,555

Financials — 4.0%
Bank of America Corp.	58,260	1,607,393
Progressive Corp. (The)	32,919	2,373,131
S&P Global, Inc.	11,670	2,457,119
		6,437,643

Energy — 3.7%
Marathon Petroleum Corp.	49,746	2,977,298
Pioneer Natural Resources Co.	20,052	3,053,519
		6,030,817

Real Estate — 1.5%
Alexandria Real Estate Equities, Inc. REIT	17,509	2,496,083
Total Common Stocks		$159,483,112

Short-Term Investment Fund — 1.5%
Dreyfus Government Cash Management, Institutional Shares, 2.34%∞Ω	2,329,811	$2,329,811

Total Investment Securities —100.3%
(Cost $116,338,038)		$161,812,923

Liabilities in Excess of Other Assets — (0.3%)		(436,028)

Net Assets — 100.0%		$161,376,895

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2019.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

37

Touchstone Growth Opportunities Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$159,483,112	$—	$—	$159,483,112
Short-Term Investment Fund	2,329,811	—	—	2,329,811
Total	$161,812,923	$—	$—	$161,812,923

See accompanying Notes to Financial Statements.

38

Portfolio of Investments

Touchstone Mid Cap Growth Fund – March 31, 2019

		Market
	Shares	Value

Common Stocks — 97.3%

Information Technology — 34.8%
Arista Networks, Inc.*	55,415	$17,425,801
Autodesk, Inc.*	126,425	19,699,544
Fidelity National Information Services, Inc.	178,630	20,203,053
Fiserv, Inc.*	175,870	15,525,804
FleetCor Technologies, Inc.*	142,090	35,037,973
Fortinet, Inc.*	219,532	18,434,102
Lam Research Corp.	91,945	16,459,074
Marvell Technology Group Ltd.	531,460	10,570,739
Microchip Technology, Inc.	152,620	12,661,355
NetApp, Inc.	215,916	14,971,615
Nice Ltd. (Israel) ADR*	135,853	16,643,351
Palo Alto Networks, Inc.*	91,765	22,287,883
Red Hat, Inc.*	23,530	4,298,931
ServiceNow, Inc.*	100,230	24,705,693
Skyworks Solutions, Inc.	154,850	12,772,028
Splunk, Inc.*	118,810	14,803,726
Square, Inc. - Class A*	176,140	13,196,409
SS&C Technologies Holdings, Inc.	305,100	19,431,819
Ultimate Software Group, Inc. (The)*	44,075	14,550,480
Worldpay, Inc. - Class A*	273,090	30,995,715
Zendesk, Inc.*	320,020	27,201,700
		381,876,795

Industrials — 17.6%
AMETEK, Inc.	256,100	21,248,617
IHS Markit Ltd. (United Kingdom)*	377,504	20,528,668
Ingersoll-Rand PLC	162,530	17,545,114
JB Hunt Transport Services, Inc.	168,386	17,055,818
Lennox International, Inc.	89,781	23,738,096
Rockwell Automation, Inc.	77,825	13,655,174
Teledyne Technologies, Inc.*	117,829	27,926,651
TransDigm Group, Inc.*	72,117	32,740,397
TransUnion	281,071	18,786,786
		193,225,321

Consumer Discretionary — 13.5%
Advance Auto Parts, Inc.	96,000	16,370,880
Hilton Worldwide Holdings, Inc.	317,680	26,402,385
Lululemon Athletica, Inc. (Canada)*	92,300	15,125,201
Six Flags Entertainment Corp.	213,980	10,559,913
Tiffany & Co.	112,800	11,906,040
Tractor Supply Co.	202,788	19,824,555
Ulta Beauty, Inc.*	92,995	32,430,146
VF Corp.	174,820	15,193,606
		147,812,726

Health Care — 12.8%
Ascendis Pharma A/S (Denmark) ADR*	157,230	18,505,971
Cooper Cos., Inc. (The)	82,129	24,324,146
DexCom, Inc.*	65,970	7,857,027
ICON PLC (Ireland)*	138,950	18,977,791
IDEXX Laboratories, Inc.*	82,518	18,451,025
Medicines Co. (The)*	585,700	16,370,315
Mettler-Toledo International, Inc.*	26,809	19,382,907
STERIS PLC	132,159	16,920,317
		140,789,499

Financials — 6.2%
Arthur J Gallagher & Co.	251,300	19,626,530
MSCI, Inc.	119,195	23,700,734
SVB Financial Group*	49,507	11,008,377
Western Alliance Bancorp*	332,710	13,654,418
		67,990,059

Energy — 4.3%
Marathon Petroleum Corp.	399,174	23,890,564
Pioneer Natural Resources Co.	154,965	23,598,070
		47,488,634

Real Estate — 3.9%
Alexandria Real Estate Equities, Inc. REIT	117,860	16,802,122
SBA Communications Corp. REIT*	131,720	26,299,215
		43,101,337

Materials — 3.1%
Avery Dennison Corp.	193,190	21,830,470
RPM International, Inc.	217,080	12,599,323
		34,429,793

Consumer Staples — 1.1%
Conagra Brands, Inc.	414,810	11,506,829
Total Common Stocks		$1,068,220,993

Short-Term Investment Fund — 2.6%
Dreyfus Government Cash Management, Institutional Shares, 2.34%∞Ω	28,806,856	28,806,856

Total Investment Securities —99.9%
(Cost $846,734,945)		$1,097,027,849

Other Assets in Excess of Liabilities — 0.1%		568,141

Net Assets — 100.0%		$1,097,595,990

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

39

Touchstone Mid Cap Growth Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,068,220,993	$—	$—	$1,068,220,993
Short-Term Investment Fund	28,806,856	—	—	28,806,856
Total	$1,097,027,849	$—	$—	$1,097,027,849

See accompanying Notes to Financial Statements.

40

Portfolio of Investments

Touchstone Sands Capital Emerging Markets Growth Fund – March 31, 2019

		Market
	Shares	Value

Common Stocks — 96.0%

China — 30.7%

Communication Services — 8.8%
Baidu, Inc. ADR*	107,598	$17,737,530
Tencent Holdings Ltd.	1,234,900	56,790,331

Consumer Discretionary — 18.4%
Alibaba Group Holding Ltd. ADR*	414,615	75,646,507
ANTA Sports Products Ltd.	4,845,500	33,031,739
Ctrip.com International Ltd. ADR*	724,000	31,631,560
New Oriental Education & Technology Group, Inc. ADR*	171,514	15,451,696

Health Care — 1.8%
BeiGene Ltd. ADR*	53,548	7,068,336
Wuxi Biologics, Inc., 144a*	794,500	7,739,544

Information Technology — 1.7%
Sunny Optical Technology Group Co. Ltd.	1,193,200	14,304,546
Total China		259,401,789

India — 28.4%

Communication Services — 1.7%
Zee Entertainment Enterprises Ltd.	2,182,770	14,048,715

Consumer Discretionary — 6.8%
Eicher Motors Ltd.	33,544	9,945,320
Jubilant Foodworks Ltd.	1,096,444	22,844,392
Makemytrip Ltd.*	589,700	16,275,720
Maruti Suzuki India Ltd.	88,973	8,565,384

Consumer Staples — 2.1%
Britannia Industries Ltd.	201,574	8,969,662
ITC Ltd.	2,058,691	8,829,828

Financials — 11.0%
Bajaj Finance Ltd.	439,261	19,166,840
HDFC Bank Ltd.	886,650	29,750,633
Housing Development Finance Corp. Ltd.	869,903	24,707,800
IndusInd Bank Ltd.	761,341	19,561,539

Health Care — 2.8%
Apollo Hospitals Enterprise Ltd.	1,350,521	23,924,504

Industrials — 2.6%
Adani Ports & Special Economic Zone Ltd.	1,937,938	10,573,157
Larsen & Toubro Ltd.	551,674	11,035,789

Materials — 1.4%
Asian Paints Ltd.	541,105	11,650,447
Total India		239,849,730

Russia — 5.7%

Communication Services — 5.7%
Mail.Ru Group Ltd. GDR*	471,000	11,661,960
Yandex NV - Class A*	1,056,000	36,263,040
Total Russia		47,925,000

Argentina — 4.1%

Consumer Discretionary — 4.1%
MercadoLibre, Inc.*	68,000	34,525,640

South Africa — 3.7%

Consumer Discretionary — 3.7%
Naspers Ltd. - Class N	132,300	30,831,411

Hong Kong — 3.2%

Financials — 2.5%
AIA Group Ltd.	2,108,800	21,087,516

Health Care — 0.7%
Hutchison China MediTech Ltd. ADR*	181,320	5,544,766
Total Hong Kong		26,632,282

Indonesia — 2.5%

Financials — 2.5%
Bank Central Asia Tbk PT	10,652,100	20,786,334

Thailand — 2.4%

Consumer Staples — 2.4%
CP ALL PCL	8,756,700	20,634,552

Taiwan — 2.4%

Information Technology — 2.4%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	498,240	20,407,910

South Korea — 2.4%

Health Care — 2.4%
Medy-Tox, Inc.	39,250	20,251,122

Cambodia — 2.4%

Consumer Discretionary — 2.4%
NagaCorp Ltd.	14,445,000	20,229,709

Singapore — 2.2%

Communication Services — 2.2%
Sea Ltd. ADR*	778,900	18,319,728

Mexico — 1.9%

Industrials — 1.9%
Grupo Aeroportuario del Sureste SAB de CV ADR	101,786	16,464,903

41

Touchstone Sands Capital Emerging Markets Growth Fund (Continued)

		Market
	Shares	Value

Common Stocks — 96.0% (Continued)

Macau — 1.9%

Consumer Discretionary — 1.9%
Sands China Ltd.	3,190,200	$16,056,115

Philippines — 1.4%

Real Estate — 1.4%
SM Prime Holdings, Inc.	15,210,000	11,564,449

Brazil — 0.7%

Consumer Staples — 0.7%
Raia Drogasil SA	366,400	6,085,533
Total Common Stocks		$809,966,207

Short-Term Investment Fund — 3.7%
Dreyfus Government Cash Management, Institutional Shares, 2.34%∞Ω	31,624,066	$31,624,066

Total Investment Securities —99.7%
(Cost $703,985,455)		$841,590,273

Other Assets in Excess of Liabilities — 0.3%		2,581,153

Net Assets — 100.0%		$844,171,426

*	Non-income producing security.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PCL - Public Company Limited

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, these securities were valued at $7,739,544 or 0.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$147,535,629	$111,866,160	$—	$259,401,789
India	16,275,720	223,574,010	—	239,849,730
Russia	47,925,000	—	—	47,925,000
Argentina	34,525,640	—	—	34,525,640
South Africa	—	30,831,411	—	30,831,411
Hong Kong	5,544,766	21,087,516	—	26,632,282
Indonesia	—	20,786,334	—	20,786,334
Thailand	—	20,634,552	—	20,634,552
Taiwan	20,407,910	—	—	20,407,910
South Korea	—	20,251,122	—	20,251,122
Cambodia	—	20,229,709	—	20,229,709
Singapore	18,319,728	—	—	18,319,728
Mexico	16,464,903	—	—	16,464,903
Macau	—	16,056,115	—	16,056,115
Philippines	—	11,564,449	—	11,564,449
Brazil	6,085,533	—	—	6,085,533
Short-Term Investment Fund	31,624,066	—	—	31,624,066
Total	$344,708,895	$496,881,378	$—	$841,590,273

See accompanying Notes to Financial Statements.

42

Portfolio of Investments

Touchstone Sustainability and Impact Equity Fund – March 31, 2019

		Market
	Shares	Value

Common Stocks — 98.1%

United States — 54.7%

Communication Services — 10.4%
Alphabet, Inc. - Class A*	22,311	$26,257,593
Comcast Corp. - Class A	583,830	23,341,523
Facebook, Inc. - Class A*	147,343	24,560,605

Consumer Discretionary — 9.0%
Amazon.com, Inc.*	12,775	22,749,081
Foot Locker, Inc.	93,910	5,690,946
Ross Stores, Inc.	153,180	14,261,058
Royal Caribbean Cruises Ltd.	184,723	21,172,950

Energy — 2.8%
ConocoPhillips	128,980	8,608,125
EOG Resources, Inc.	117,490	11,182,698

Financials — 9.3%
Comerica, Inc.	150,972	11,069,267
Fifth Third Bancorp	319,183	8,049,795
First Horizon National Corp.	424,408	5,933,224
JPMorgan Chase & Co.	155,990	15,790,868
Reinsurance Group of America, Inc.	105,972	15,045,905
Synchrony Financial	328,176	10,468,814

Health Care — 9.3%
Alnylam Pharmaceuticals, Inc.*	53,659	5,014,434
Becton Dickinson & Co.	38,002	9,490,239
Biogen, Inc.*	25,558	6,041,400
Cerner Corp.*	181,628	10,390,938
Covetrus, Inc.*	164,635	5,243,625
CVS Health Corp.	205,165	11,064,548
DexCom, Inc.*	38,602	4,597,498
Illumina, Inc.*	21,930	6,813,432
Neurocrine Biosciences, Inc.*	26,879	2,368,040
Regeneron Pharmaceuticals, Inc.*	13,474	5,532,694

Industrials — 4.9%
Hexcel Corp.	103,369	7,149,000
Southwest Airlines Co.	381,304	19,793,491
United Continental Holdings, Inc.*	98,773	7,880,110

Information Technology — 7.9%
Apple, Inc.	79,968	15,189,922
Micron Technology, Inc.*	171,841	7,102,188
Microsoft Corp.	146,099	17,230,916
Visa, Inc. - Class A	105,957	16,549,424

Utilities — 1.1%
American Water Works Co., Inc.	74,996	7,819,083
Total United States		389,453,434

Japan — 7.7%

Communication Services — 1.8%
KDDI Corp.	604,100	13,010,682

Consumer Discretionary — 1.4%
Sony Corp.	235,600	9,947,318

Industrials — 2.9%
Amada Holdings Co. Ltd.	598,700	5,940,455
Kinden Corp.	435,600	7,228,400
Mitsubishi Electric Corp.	582,200	7,511,773

Information Technology — 1.6%
Kyocera Corp.	187,700	11,052,312
Total Japan		54,690,940

France — 6.6%

Energy — 3.2%
TOTAL SA	414,509	23,067,247

Industrials — 1.7%
Cie de Saint-Gobain	173,955	6,307,458
Schneider Electric SE	71,744	5,631,110

Utilities — 1.7%
Rubis SCA	218,793	11,932,911
Total France		46,938,726

Germany — 6.0%

Consumer Discretionary — 0.9%
Continental AG	44,409	6,699,523

Industrials — 0.7%
KION Group AG	88,115	4,610,916

Materials — 1.6%
HeidelbergCement AG	155,283	11,193,128

Real Estate — 2.8%
Vonovia SE	381,406	19,793,370
Total Germany		42,296,937

United Kingdom — 5.2%

Consumer Discretionary — 1.8%
Compass Group PLC	556,882	13,088,297

Financials — 3.4%
Lloyds Banking Group PLC	19,299,774	15,636,336
Prudential PLC	426,696	8,553,366
Total United Kingdom		37,277,999

Switzerland — 3.6%

Health Care — 2.6%
Novartis AG	196,257	18,864,132

Information Technology — 1.0%
TE Connectivity Ltd.	87,269	7,046,972
Total Switzerland		25,911,104

China — 3.4%

Communication Services — 2.1%
Tencent Holdings Ltd.	330,000	15,175,973

43

Touchstone Sustainability and Impact Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — 98.1% (Continued)

China — (Continued)

Consumer Discretionary — 0.8%
Shenzhou International Group Holdings Ltd.	442,000	$5,938,366

Health Care — 0.5%
BeiGene Ltd. ADR*	25,454	3,359,928
Total China		24,474,267

Netherlands — 3.3%

Financials — 3.3%
ABN AMRO Group NV, 144a	340,595	7,678,596
ING Groep NV	1,314,350	15,926,440
Total Netherlands		23,605,036

Ireland — 1.8%

Health Care — 1.8%
Medtronic PLC	136,268	12,411,289

Sweden — 1.5%

Financials — 1.5%
Swedbank AB - Class A†	748,903	10,580,320

South Korea — 1.4%

Communication Services — 1.4%
KT Corp. ADR*	805,327	10,018,268

Indonesia — 0.9%

Financials — 0.9%
Bank Rakyat Indonesia Persero Tbk PT	21,443,400	6,226,314

India — 0.9%

Financials — 0.9%
ICICI Bank Ltd. ADR	536,095	6,143,649

Mexico — 0.7%

Materials — 0.7%
Cemex SAB de CV ADR*	1,110,100	5,150,864

Australia — 0.4%

Consumer Staples — 0.4%
Treasury Wine Estates Ltd.	278,646	2,957,889

Total Common Stocks		$698,137,036

Exchange-Traded Funds — 1.2%
iShares Core MSCI EAFE ETF	62,311	3,786,639
iShares Core S&P 500 ETF	17,918	5,098,746
Total Exchange-Traded Funds		$8,885,385

Short-Term Investment Funds — 2.4%
Dreyfus Government Cash Management, Institutional Shares, 2.34%∞Ω	5,243,014	5,243,014
Invesco Government & Agency Portfolio, Institutional Class, 2.26%**∞Ω	11,907,093	11,907,093
Total Short-Term Investment Funds		$17,150,107

Total Investment Securities —101.7%
(Cost $652,772,878)		$724,172,528

Liabilities in Excess of Other Assets — (1.7%)		(12,176,367)

Net Assets — 100.0%		$711,996,161

*	Non-income producing security.

**	Represents collateral for securities loaned.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2019 was $10,474,503.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of March 31, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, these securities were valued at $7,678,596 or 1.08% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

44

Touchstone Sustainability and Impact Equity Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$389,453,434	$—	$—	$389,453,434
Japan	—	54,690,940	—	54,690,940
France	11,932,911	35,005,815	—	46,938,726
Germany	—	42,296,937	—	42,296,937
United Kingdom	13,088,297	24,189,702	—	37,277,999
Switzerland	7,046,972	18,864,132	—	25,911,104
China	3,359,928	21,114,339	—	24,474,267
Netherlands	—	23,605,036	—	23,605,036
Ireland	12,411,289	—	—	12,411,289
Sweden	10,580,320	—	—	10,580,320
South Korea	10,018,268	—	—	10,018,268
Indonesia	—	6,226,314	—	6,226,314
India	6,143,649	—	—	6,143,649
Mexico	5,150,864	—	—	5,150,864
Australia	—	2,957,889	—	2,957,889
Exchange-Traded Funds	8,885,385	—	—	8,885,385
Short-Term Investment Funds	17,150,107	—	—	17,150,107
Total	$495,221,424	$228,951,104	$—	$724,172,528

See accompanying Notes to Financial Statements.

45

Statements of Assets and Liabilities

March 31, 2019

	Touchstone		Touchstone
	Flexible	Touchstone	Growth
	Income	Focused	Opportunities
	Fund	Fund	Fund
Assets
Investments, at cost	$659,354,174	$716,888,544	$116,338,038
Investments, at market value (A)	$672,694,909	$999,996,474	$161,812,923
Cash deposits held at prime broker (B)	8,514,679	—	—
Foreign Currency (C)	—	—	—
Dividends and interest receivable	4,528,861	246,657	47,656
Receivable for capital shares sold	3,909,282	281,853	18,545
Receivable for investments sold	39,034,599	—	1,727,427
Receivable for securities lending income	7,873	—	116
Receivable from other affiliates	—	—	2,492
Tax reclaim receivable	—	332,506	—
Other assets	41,345	41,788	20,205
Total Assets	728,731,548	1,000,899,278	163,629,364
Liabilities
Bank overdrafts	2,063,422	—	—
Payable for return of collateral for securities on loan	1,374,575	—	—
Deferred foreign capital gains tax (D)	—	—	—
Payable for capital shares redeemed	2,095,001	945,348	269,357
Unrealized depreciation on futures contracts	1,580,368	—	—
Payable for investments purchased	24,539,625	511,146	1,796,519
Payable to Investment Advisor	363,542	534,935	106,756
Payable to other affiliates	103,055	154,481	—
Payable to Trustees	3,549	3,549	3,549
Payable for professional services	32,260	32,903	23,932
Payable for reports to shareholders	24,944	33,700	13,716
Payable to Transfer Agent	141,226	315,539	33,598
Other accrued expenses and liabilities	25,006	6,481	5,042
Total Liabilities	32,346,573	2,538,082	2,252,469
Net Assets	$696,384,975	$998,361,196	$161,376,895
Net assets consist of:
Paid-in capital	$697,604,329	$688,707,943	$122,887,867
Distributable earnings (deficit)	(1,219,354)	309,653,253	38,489,028
Net Assets	$696,384,975	$998,361,196	$161,376,895
(A) Includes market value of securities on loan of:	$1,292,556	$—	$—
(B) Represents segregated cash collateral for futures contracts and swap agreements.
(C) Cost of foreign currency:	$—	$—	$—
(D) See Note 2 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

46

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone
Mid Cap	Sands Capital	Sustainability
Growth	Emerging Markets	and Impact
Fund	Growth Fund	Equity Fund

$846,734,945	$703,985,455	$652,772,878
$1,097,027,849	$841,590,273	$724,172,528
—	—	—
—	705	2,187,136
405,673	385,881	2,523,461
1,771,370	7,780,614	523,746
3,650,375	—	1,459,291
4	1,770	667
—	—	—
—	—	309,824
56,886	37,729	32,866
1,102,912,157	849,796,972	731,209,519

—	—	—
—	—	11,907,093
—	932,552	—
1,399,932	2,105,941	862,001
—	—	—
2,713,185	1,628,403	5,618,035
659,481	665,435	398,711
214,299	99,540	198,946
3,549	3,549	3,549
35,205	33,535	32,019
50,464	24,049	23,527
233,764	97,567	155,155
6,288	34,975	14,322
5,316,167	5,625,546	19,213,358
$1,097,595,990	$844,171,426	$711,996,161

$836,445,256	$736,527,700	$647,527,563
261,150,734	107,643,726	64,468,598
$1,097,595,990	$844,171,426	$711,996,161
$—	$—	$10,474,503

$—	$834	$2,187,317

47

Statements of Assets and Liabilities (Continued)

	Touchstone		Touchstone
	Flexible	Touchstone	Growth
	Income	Focused	Opportunities
	Fund	Fund	Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$110,459,818	$55,399,140	$42,404,484
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,276,808	1,298,157	1,296,461
Net asset value price per share*	$10.75	$42.68	$32.71
Maximum sales charge - Class A shares	2.00%	5.00%	5.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$10.97	$44.93	$34.43

Pricing of Class C Shares
Net assets applicable to Class C shares	$66,925,963	$33,875,162	$3,863,081
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,316,295	841,417	147,552
Net asset value and offering price per share**	$10.60	$40.26	$26.18

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$459,861,348	$879,704,450	$43,703,121
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	42,652,963	20,402,223	1,293,648
Net asset value, offering price and redemption price per share	$10.78	$43.12	$33.78

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$59,137,846	$29,382,444	$71,406,209
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,485,690	678,640	2,086,822
Net asset value, offering price and redemption price per share	$10.78	$43.30	$34.22

* There is no sales load on subscriptions of $1 million or more for all funds except for Flexible Income Fund. There is no sales load on subscriptions of $500,000 or more for Flexible Income Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

48

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone
Mid Cap	Sands Capital	Sustainability
Growth	Emerging Markets	and Impact
Fund	Growth Fund	Equity Fund

$262,492,163	$1,349,148	$445,607,928

8,970,579	102,616	22,352,766
$29.26	$13.15	$19.94
5.00%	5.00%	5.00%

$30.80	$13.84	$20.99

$32,831,129	$58,914	$14,925,756

1,816,272	4,493	896,448
$18.08	$13.11	$16.65

$452,407,229	$318,093,295	$207,080,090

14,832,919	24,177,762	10,022,081
$30.50	$13.16	$20.66

$349,865,469	$524,670,069	$44,382,387

11,361,699	39,703,108	2,145,741
$30.79	$13.21	$20.68

49

Statements of Operations

For the Year Ended March 31, 2019

	Touchstone		Touchstone
	Flexible	Touchstone	Growth
	Income	Focused	Opportunities
	Fund	Fund	Fund
Investment Income
Dividends(A)	$6,185,785	$17,268,229	$2,807,431
Interest	31,845,172	225	—
Income from securities loaned	31,897	805	1,774
Total Investment Income	38,062,854	17,269,259	2,809,205
Expenses
Investment advisory fees	4,691,398	7,131,768	1,974,093
Administration fees	1,215,505	1,651,011	381,658
Compliance fees and expenses	2,299	2,299	2,299
Custody fees	110,741	23,510	32,169
Professional fees	35,301	55,617	30,157
Transfer Agent fees, Class A	102,903	312,994	48,402
Transfer Agent fees, Class C	71,244	28,822	9,709
Transfer Agent fees, Class Y	474,475	814,058	40,829
Transfer Agent fees, Institutional Class	34,286	4,956	87,668
Registration fees, Class A	16,769	16,471	15,048
Registration fees, Class C	17,108	15,484	12,798
Registration fees, Class Y	41,635	22,324	15,111
Registration fees, Institutional Class	14,211	14,721	17,642
Interest expense on securities sold short	22,486	—	—
Reports to Shareholders, Class A	16,309	16,656	8,854
Reports to Shareholders, Class C	16,012	9,994	7,037
Reports to Shareholders, Class Y	54,811	56,065	7,035
Reports to Shareholders, Institutional Class	13,194	7,931	10,900
Distribution expenses, Class A	289,220	335,935	100,424
Distribution and shareholder servicing expenses, Class C	850,710	379,393	78,298
Trustee fees	14,630	14,630	14,630
Other expenses	135,765	360,464	50,435
Total Expenses	8,241,012	11,275,103	2,945,196
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(513,008)	(184,509)	(326,885)
Fees recouped by the Advisor(B)	—	—	—
Net Expenses	7,728,004	11,090,594	2,618,311
Net Investment Income (Loss)	30,334,850	6,178,665	190,894
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments (C)	(17,517,628)	48,864,054	24,110,105
Net realized losses on futures contracts	(1,215,178)	—	—
Net realized gains on swap agreements	124,424	—	—
Net realized losses on securities sold short	(182,136)	—	—
Net realized gains on forward foreign currency contracts	5,738,706	—	—
Net realized losses on foreign currency transactions	(957,428)	—	—
Net change in unrealized appreciation (depreciation) on investments (D)	11,592,084	(19,682,696)	(16,138,816)
Net change in unrealized appreciation (depreciation) on futures contracts	(1,584,468)	—	—
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(534,208)	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	833	—	—
Net Realized and Unrealized Gains (Losses) on Investments	(4,534,999)	29,181,358	7,971,289
Change in Net Assets Resulting from Operations	$25,799,851	$35,360,023	$8,162,183
(A) Net of foreign tax withholding of:	$—	$224,728	$16,266
(B) See Note 4 in Notes to Financial Statements.
(C) On December 31, 2018, the Growth Opportunities Fund had a redemption-in-kind of securities in the amount of $27,245,398. Net realized gains (losses) on investments includes the realized gain on the transaction of $10,111,524, which is not recognized as a realized gain by the Fund for tax purposes.
(D) Includes change in deferred foreign capital gains tax of:	$—	$—	$—

See accompanying Notes to Financial Statements.

50

Statements of Operations (Continued)

	Touchstone
Touchstone	Sands Capital	Touchstone
Mid Cap	Emerging	Sustainability
Growth	Markets	and Impact
Fund	Growth Fund	Equity Fund

$8,724,727	$6,014,596	$13,858,866
1,182	2,583	—
11,500	11,464	80,275
8,737,409	6,028,643	13,939,141

6,938,272	6,686,008	4,855,568
1,387,793	969,471	1,083,165
2,299	2,299	2,299
25,350	321,433	60,882
54,823	100,808	31,894
239,915	91	360,143
85,679	30	33,770
452,098	230,389	143,467
134,082	166,808	24,513
16,390	1,173	19,521
15,795	1,093	16,278
25,202	39,605	22,921
31,349	23,149	12,149
—	—	—
19,788	4,236	20,981
14,367	4,236	9,686
60,852	31,188	21,383
33,249	19,850	7,115
540,367	404	1,158,434
787,683	96	314,361
14,630	14,630	14,630
92,957	73,655	193,420
10,972,940	8,690,652	8,406,580
—	(98,932)	(92,449)
3,786	4,513	—
10,976,726	8,596,233	8,314,131
(2,239,317)	(2,567,590)	5,625,010

48,246,917	(20,246,087)	42,444,396
—	—	—
—	—	—
—	—	—
—	—	—
—	(167,903)	(126,272)
61,192,656	11,136,723	(52,191,179)
—	—	—
—	—	—
—	(5,214)	(4,513)
109,439,573	(9,282,481)	(9,877,568)
$107,200,256	$(11,850,071)	$(4,252,558)
$133,186	$330,764	$1,017,419

$—	$(22,153)	$—

51

Statements of Changes in Net Assets

	Touchstone
	Flexible Income		Touchstone
	Fund		Focused Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018
From Operations
Net investment income (loss)	$30,334,850	$22,718,901	$6,178,665	$7,611,303
Net realized gains (losses) on investments, futures contracts, written options, swap agreements, securities sold short, forward foreign currency contracts and foreign currency transactions	(14,009,240)	16,281,122	48,864,054	120,283,282
Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options, forward foreign currency contracts and foreign currency transactions	9,474,241	(14,807,252)	(19,682,696)	(5,587,396)
Change in Net Assets from Operations	25,799,851	24,192,771	35,360,023	122,307,189

Distributions to Shareholders from(A):
Distributed earnings, Class A	(4,595,320)	—	(6,047,651)	—
Distributed earnings, Class C	(2,794,088)	—	(1,537,491)	—
Distributed earnings, Class Y	(23,651,685)	—	(42,711,920)	—
Distributed earnings, Institutional Class	(3,170,908)	—	(1,121,274)	—
Net investment income, Class A	—	(2,242,445)	—	—
Net investment income, Class C	—	(1,336,882)	—	—
Net investment income, Class Y	—	(15,422,024)	—	(8,394,330)
Net investment income, Institutional Class	—	(2,744,520)	—	(224,556)
Net realized gains, Class A	—	—	—	(10,732,390)
Net realized gains, Class C	—	—	—	(2,837,165)
Net realized gains, Class Y	—	—	—	(58,912,960)
Net realized gains, Institutional Class	—	—	—	(1,383,014)
Total Distributions	(34,212,001)	(21,745,871)	(51,418,336)	(82,484,415)

Net Increase (Decrease) from Share Transactions (B)	(247,881,927)	277,011,831	(189,398,237)	(331,194,847)

Total Increase (Decrease) in Net Assets	(256,294,077)	279,458,731	(205,456,550)	(291,372,073)

Net Assets
Beginning of period	952,679,052	673,220,321	1,203,817,746	1,495,189,819
End of period	$696,384,975	$952,679,052	$998,361,196	$1,203,817,746
Undistributed (Distributions in excess of) Net Investment Income(A)	N/A	$808,064	N/A	$4,572,920

(A) The presentation of Distributions to Shareholders and Undistributed Net Investment Income have been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. The presentation for the year ended March 31, 2018, was not impacted.

(B) For details on share transaction by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 54-56.

See accompanying Notes to Financial Statements.

52

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone		Touchstone		Touchstone
Growth Opportunities		Mid Cap		Sands Capital Emerging		Sustainability and Impact
Fund		Growth Fund		Markets Growth Fund		Equity Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018	March 31, 2019	March 31, 2018

$190,894	$(202,619)	$(2,239,317)	$(1,755,434)	$(2,567,590)	$(2,882,217)	$5,625,010	$3,145,215

24,110,105	31,494,443	48,246,917	74,765,740	(20,413,990)	7,979,013	42,318,124	107,712,049

(16,138,816)	16,991,709	61,192,656	56,871,354	11,131,509	86,545,880	(52,195,692)	(53,602,082)
8,162,183	48,283,533	107,200,256	129,881,660	(11,850,071)	91,642,676	(4,252,558)	57,255,182

(3,565,267)	—	(14,077,353)	—	—	—	(39,433,398)	—
(925,118)	—	(9,020,791)	—	—	—	(2,981,402)	—
(4,049,458)	—	(29,241,070)	—	—	—	(17,812,087)	—
(17,958,575)	—	(21,549,399)	—	—	—	(4,318,491)	—
—	—	—	—	—	—	—	(3,484,805)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	(1,360,309)
—	—	—	—	—	—	—	(325,999)
—	(3,662,965)	—	(21,079,821)	—	—	—	(55,263,887)
—	(950,760)	—	(12,691,656)	—	—	—	(4,969,553)
—	(4,305,355)	—	(32,957,620)	—	—	—	(19,953,999)
—	(16,435,542)	—	(7,253,812)	—	—	—	(4,442,461)
(26,498,418)	(25,354,622)	(73,888,613)	(73,982,909)	—	—	(64,545,378)	(89,801,013)

(102,251,511)	14,449,376	284,262,807	29,486,603	274,360,206	204,149,556	25,835,271	483,918,133

(120,587,746)	37,378,287	317,574,450	85,385,354	262,510,135	295,792,232	(42,962,665)	451,372,302

281,964,641	244,586,354	780,021,540	694,636,186	581,661,291	285,869,059	754,958,826	303,586,524
$161,376,895	$281,964,641	$1,097,595,990	$780,021,540	$844,171,426	$581,661,291	$711,996,161	$754,958,826

N/A	$—	N/A	$—	N/A	$(1,475,036)	N/A	$(764,327)

53

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Flexible Income Fund				Touchstone Focused Fund
	For the Year Ended March 31, 2019		For the Year Ended March 31, 2018		For the Year Ended March 31, 2019		For the Year Ended March 31, 2018
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,702,051	$18,079,500	2,384,072	$26,062,646	303,350	$12,999,888	5,193,856	$215,393,682
Proceeds from Shares issued in connection with merger(A)	—	—	9,063,086	99,393,351	—	—	—	—
Reinvestment of distributions	366,554	3,904,389	168,647	1,840,354	135,309	5,442,939	218,807	9,362,745
Cost of Shares redeemed	(4,425,321)	(47,409,661)	(3,606,795)	(39,446,661)	(3,038,693)	(121,370,943)	(11,772,123)	(489,616,422)
Change from Class A Share Transactions	(2,356,716)	(25,425,772)	8,009,010	87,849,690	(2,600,034)	(102,928,116)	(6,359,460)	(264,859,995)
Class C
Proceeds from Shares issued	452,578	4,885,903	847,920	9,145,298	102,760	3,910,653	76,446	3,154,356
Proceeds from Shares issued in connection with merger(A)	—	—	6,398,405	69,228,625	—	—	—	—
Reinvestment of distributions	225,722	2,369,234	105,881	1,140,279	36,988	1,407,007	62,701	2,560,724
Cost of Shares redeemed	(3,811,829)	(40,183,323)	(3,109,526)	(33,533,208)	(316,569)	(12,745,519)	(468,507)	(19,362,544)
Change from Class C Share Transactions	(3,133,529)	(32,928,186)	4,242,680	45,980,994	(176,821)	(7,427,859)	(329,360)	(13,647,464)
Class Y
Proceeds from Shares issued	18,247,422	195,823,059	26,129,990	286,674,927	1,053,846	46,002,011	1,589,181	69,971,464
Proceeds from Shares issued in connection with merger(A)	—	—	4,717,881	51,897,275	—	—	—	—
Reinvestment of distributions	2,050,335	21,908,828	1,121,385	12,280,699	995,011	40,275,173	1,448,905	63,266,483
Cost of Shares redeemed	(35,608,601)	(380,268,509)	(17,187,979)	(188,422,447)	(3,995,235)	(172,060,584)	(3,782,697)	(166,382,947)
Change from Class Y Share Transactions	(15,310,844)	(162,536,622)	14,781,277	162,430,454	(1,946,378)	(85,783,400)	(744,611)	(33,145,000)
Institutional Class
Proceeds from Shares issued	4,047,381	43,141,969	2,830,930	31,031,315	448,768	19,693,152	266,753	11,739,387
Reinvestment of distributions	275,960	2,947,628	182,493	1,998,020	27,623	1,121,274	36,639	1,607,570
Cost of Shares redeemed	(6,822,189)	(73,080,944)	(4,769,408)	(52,278,642)	(314,123)	(14,073,288)	(763,585)	(32,889,345)
Change from Institutional Class Share Transactions	(2,498,848)	(26,991,347)	(1,755,985)	(19,249,307)	162,268	6,741,138	(460,193)	(19,542,388)
Change from Share Transactions	(23,299,937)	$(247,881,927)	25,276,982	$277,011,831	(4,560,965)	$(189,398,237)	(7,893,624)	$(331,194,847)

(A)	See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

54

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Growth Opportunities Fund				Touchstone Mid Cap Growth Fund
For the Year Ended March 31, 2019		For the Year Ended March 31, 2018		For the Year Ended March 31, 2019		For the Year Ended March 31, 2018
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

176,314	$5,490,184	36,639	$1,195,506	2,530,737	$69,220,088	1,278,278	$35,159,997
—	—	—	—	—	—	—	—
114,276	3,342,578	107,787	3,426,398	490,513	12,478,658	700,280	18,792,918
(210,808)	(6,826,628)	(211,068)	(6,916,585)	(1,849,658)	(53,198,198)	(2,878,169)	(79,842,262)
79,782	2,006,134	(66,642)	(2,294,681)	1,171,592	28,500,548	(899,611)	(25,889,347)

13,543	484,879	14,373	394,942	333,219	6,547,161	221,414	4,144,476
—	—	—	—	—	—	—	—
36,254	850,868	33,112	870,838	552,670	8,704,555	692,097	12,118,582
(222,708)	(5,650,815)	(61,897)	(1,698,261)	(4,024,501)	(69,115,679)	(2,302,342)	(42,936,290)
(172,911)	(4,315,068)	(14,412)	(432,481)	(3,138,612)	(53,863,963)	(1,388,831)	(26,673,232)

112,147	3,813,714	73,508	2,472,287	5,652,098	167,673,486	4,508,287	128,755,742
—	—	—	—	—	—	—	—
132,809	4,009,404	129,813	4,234,487	1,026,643	27,195,777	1,106,714	30,755,540
(362,870)	(12,173,920)	(321,436)	(10,885,343)	(4,765,491)	(138,073,175)	(4,375,191)	(125,544,270)
(117,914)	(4,350,802)	(118,115)	(4,178,569)	1,913,250	56,796,088	1,239,810	33,967,012

750,211	26,690,785	902,423	30,540,021	10,783,290	331,066,959	2,041,573	61,136,861
587,087	17,953,552	498,198	16,435,542	797,551	21,334,480	254,738	7,137,762
(4,703,861)	(140,236,112)	(761,920)	(25,620,456)	(3,465,413)	(99,571,305)	(694,722)	(20,192,453)
(3,366,563)	(95,591,775)	638,701	21,355,107	8,115,428	252,830,134	1,601,589	48,082,170
(3,577,606)	$(102,251,511)	439,532	$14,449,376	8,061,658	$284,262,807	552,957	$29,486,603

55

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

	Touchstone Sands Capital Emerging Markets Growth Fund				Touchstone Sustainability and Impact Equity Fund
	For the Year Ended March 31, 2019(A)		For the Year Ended March 31, 2018		For the Year Ended March 31, 2018		For the Year Ended March 31, 2019
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	103,927	$1,276,203	—	$—	1,392,791	$28,628,010	1,146,374	$26,531,636
Proceeds from Shares issued in connection with merger(B)	—	—	—	—	—	—	15,059,186	366,882,146
Reinvestment of distributions	—	—	—	—	1,932,411	37,482,138	2,491,351	55,905,909
Cost of Shares redeemed	(1,311)	(15,793)	—	—	(3,021,622)	(65,404,158)	(1,902,098)	(44,334,865)
Change from Class A Share Transactions	102,616	1,260,410	—	—	303,580	705,990	16,794,813	404,984,826
Class C
Proceeds from Shares issued	4,716	56,188	—	—	120,812	2,209,583	325,409	6,440,754
Reinvestment of distributions	—	—	—	—	172,361	2,792,251	228,656	4,362,762
Cost of Shares redeemed	(223)	(2,537)	—	—	(1,405,396)	(24,311,446)	(1,125,959)	(22,454,884)
Change from Class C Share Transactions	4,493	53,651	—	—	(1,112,223)	(19,309,612)	(571,894)	(11,651,368)
Class Y
Proceeds from Shares issued	18,151,658	223,814,446	7,625,778	97,669,943	4,383,342	96,836,936	3,108,576	74,213,609
Proceeds from Shares issued in connection with merger(B)	—	—	—	—	—	—	1,194,468	29,944,579
Reinvestment of distributions	—	—	—	—	819,591	16,471,978	832,351	19,285,566
Cost of Shares redeemed	(9,251,596)	(109,485,928)	(2,015,311)	(25,789,341)	(3,525,483)	(76,466,172)	(1,892,189)	(45,196,983)
Change from Class Y Share Transactions	8,900,062	114,328,518	5,610,467	71,880,602	1,677,450	36,842,742	3,243,206	78,246,771
Institutional Class
Proceeds from Shares issued	23,807,151	295,926,159	14,639,380	183,478,921	757,385	16,616,972	593,288	14,439,758
Reinvestment of distributions	—	—	—	—	208,677	4,204,447	205,537	4,768,460
Cost of Shares redeemed	(11,615,625)	(137,208,532)	(4,130,300)	(51,209,967)	(673,399)	(13,225,268)	(287,080)	(6,870,314)
Change from Institutional Class Share Transactions	12,191,526	158,717,627	10,509,080	132,268,954	292,663	7,596,151	511,745	12,337,904

Change from Share Transactions	21,198,697	$274,360,206	16,119,547	$204,149,556	1,161,470	$25,835,271	19,977,870	$483,918,133

(A)	Represents the period from commencement of operations (November 16, 2018) through March 31, 2019 for Class A and Class C.
(B)	See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

56

Financial Highlights

Touchstone Flexible Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017		2016	2015
Net asset value at beginning of period	$10.81	$10.71		$10.58		$10.67	$10.60
Income (loss) from investment operations:
Net investment income	0.39	0.26		0.30		0.32	0.43
Net realized and unrealized gains (losses) on investments	(0.01)	0.11		0.11		(0.10)	0.11
Total from investment operations	0.38	0.37		0.41		0.22	0.54
Distributions from:
Net investment income	(0.38)	(0.27)		(0.28)		(0.31)	(0.47)
Realized capital gains	(0.06)	—		—		—	—
Total distributions	(0.44)	(0.27)		(0.28)		(0.31)	(0.47)
Net asset value at end of period	$10.75	$10.81		$10.71		$10.58	$10.67
Total return(A)	3.59%	3.46%		3.93%		2.13%	5.22%
Ratios and supplemental data:
Net assets at end of period (000's)	$110,460	$136,609		$49,544		$57,671	$32,695
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	1.04%	1.06	%(B)	1.10	%(B)	1.09%	1.09%
Gross expenses (including dividend and interest expense on securities sold short)	1.11%	1.14	%(C)	1.30	%(C)	1.32%	1.35%
Net investment income	3.50%	2.60%		2.74%		3.19%	3.95%
Portfolio turnover rate	171%	100	%(D)	127%		122%	102%

Touchstone Flexible Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017		2016	2015
Net asset value at beginning of period	$10.67	$10.57		$10.44		$10.54	$10.47
Income (loss) from investment operations:
Net investment income	0.30	0.20		0.20		0.26	0.34
Net realized and unrealized gains (losses) on investments	(0.01)	0.09		0.13		(0.12)	0.12
Total from investment operations	0.29	0.29		0.33		0.14	0.46
Distributions from:
Net investment income	(0.30)	(0.19)		(0.20)		(0.24)	(0.39)
Realized capital gains	(0.06)	—		—		—	—
Total distributions	(0.36)	(0.19)		(0.20)		(0.24)	(0.39)
Net asset value at end of period	$10.60	$10.67		$10.57		$10.44	$10.54
Total return(A)	2.77%	2.73%		3.22%		1.32%	4.52%
Ratios and supplemental data:
Net assets at end of period (000's)	$66,926	$100,800		$55,043		$45,079	$25,853
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	1.79%	1.81	%(B)	1.85	%(B)	1.84%	1.84%
Gross expenses (including dividend and interest expense on securities sold short)	1.86%	1.89	%(C)	2.00	%(C)	2.05%	2.10%
Net investment income	2.75%	1.85%		1.99%		2.44%	3.20%
Portfolio turnover rate	171%	100	%(D)	127%		122%	102%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.06% and 1.09% and for Class C was 1.81% and 1.84% for the years ended March 31, 2018 and 2017, respectively.
(C)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.14% and 1.29% and for Class C was 1.89% and 1.99% for the years ended March 31, 2018 and 2017, respectively.
(D)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Multi-Asset Income Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

57

Financial Highlights (Continued)

Touchstone Flexible Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017		2016	2015
Net asset value at beginning of period	$10.85	$10.75		$10.61		$10.70	$10.62
Income (loss) from investment operations:
Net investment income	0.42	0.31		0.32		0.36	0.46
Net realized and unrealized gains (losses) on investments	(0.02)	0.09		0.13		(0.11)	0.12
Total from investment operations	0.40	0.40		0.45		0.25	0.58
Distributions from:
Net investment income	(0.41)	(0.30)		(0.31)		(0.34)	(0.50)
Realized capital gains	(0.06)	—		—		—	—
Total distributions	(0.47)	(0.30)		(0.31)		(0.34)	(0.50)
Net asset value at end of period	$10.78	$10.85		$10.75		$10.61	$10.70
Total return	3.75%	3.71%		4.28%		2.38%	5.58%
Ratios and supplemental data:
Net assets at end of period (000's)	$459,861	$628,693		$464,002		$358,423	$238,081
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	0.79%	0.82	%(A)	0.85	%(A)	0.84%	0.84%
Gross expenses (including dividend and interest expense on securities sold short)	0.84%	0.90	%(B)	1.00	%(B)	1.05%	1.01%
Net investment income	3.75%	2.84%		2.99%		3.44%	4.21%
Portfolio turnover rate	171%	100	%(C)	127%		122%	102%

Touchstone Flexible Income Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017		2016	2015
Net asset value at beginning of period	$10.84	$10.74		$10.60		$10.69	$10.62
Income (loss) from investment operations:
Net investment income	0.44	0.33		0.33		0.36	0.46
Net realized and unrealized gains (losses) on investments	(0.02)	0.08		0.13		(0.10)	0.12
Total from investment operations	0.42	0.41		0.46		0.26	0.58
Distributions from:
Net investment income	(0.42)	(0.31)		(0.32)		(0.35)	(0.51)
Realized capital gains	(0.06)	—		—		—	—
Total distributions	(0.48)	(0.31)		(0.32)		(0.35)	(0.51)
Net asset value at end of period	$10.78	$10.84		$10.74		$10.60	$10.69
Total return	3.95%	3.81%		4.28%		2.57%	5.58%
Ratios and supplemental data:
Net assets at end of period (000's)	$59,138	$86,578		$104,631		$82,286	$44,732
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)	0.69%	0.72	%(A)	0.75	%(A)	0.74%	0.74%
Gross expenses (including dividend and interest expense on securities sold short)	0.82%	0.86	%(B)	0.92	%(B)	0.94%	0.95%
Net investment income	3.85%	2.94%		3.09%		3.54%	4.30%
Portfolio turnover rate	171%	100	%(C)	127%		122%	102%

(A)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y was 0.82% and 0.84% and for Institutional Class was 0.72% and 0.74% for the years ended March 31, 2018 and 2017, respectively.
(B)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class Y was 0.90% and 0.99% and for Institutional Class was 0.86% and 0.91% for the years ended March 31, 2018 and 2017, respectively.
(C)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Multi-Asset Income Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

58

Financial Highlights (Continued)

Touchstone Focused Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$42.93	$41.47		$36.68	$37.19	$34.87
Income from investment operations:
Net investment income(A)	0.14	0.17		0.15	0.16	0.20
Net realized and unrealized gains on investments	1.39	4.02		5.12	0.38	2.23
Total from investment operations	1.53	4.19		5.27	0.54	2.43
Distributions from:
Net investment income	(0.01)	—		(0.14)	(0.20)	(0.11)
Realized capital gains	(1.77)	(2.73)		(0.34)	(0.85)	—
Total distributions	(1.78)	(2.73)		(0.48)	(1.05)	(0.11)
Net asset value at end of period	$42.68	$42.93		$41.47	$36.68	$37.19
Total return(B)	3.82%	10.13%		14.45%	1.47%	6.99%
Ratios and supplemental data:
Net assets at end of period (000's)	$55,399	$167,354		$425,366	$405,458	$297,072
Ratio to average net assets:
Net expenses	1.20%	1.20%		1.20%	1.20%	1.20%
Gross expenses	1.32%	1.29%		1.28%	1.31%	1.37%
Net investment income	0.32%	0.40%		0.39%	0.43%	0.57%
Portfolio turnover rate	12%	8	%(C)	20%	28%	33%

Touchstone Focused Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$40.89	$39.90		$35.54	$36.34	$34.32
Income (loss) from investment operations:
Net investment loss(A)	(0.18)	(0.14)		(0.13)	(0.11)	(0.06)
Net realized and unrealized gains on Investments	1.32	3.86		4.94	0.37	2.18
Total from investment operations	1.14	3.72		4.81	0.26	2.12
Distributions from:
Net investment income	—	—		(0.11)	(0.21)	(0.10)
Realized capital gains	(1.77)	(2.73)		(0.34)	(0.85)	—
Total distributions	(1.77)	(2.73)		(0.45)	(1.06)	(0.10)
Net asset value at end of period	$40.26	$40.89		$39.90	$35.54	$36.34
Total return(B)	3.03%	9.34%		13.56%	0.73%	6.18%
Ratios and supplemental data:
Net assets at end of period (000's)	$33,875	$41,635		$53,776	$44,338	$9,617
Ratio to average net assets:
Net expenses	1.95%	1.94%		1.95%	1.95%	1.95%
Gross expenses	1.95%	1.94%		1.97%	2.00%	2.09%
Net investment loss	(0.43%)	(0.34%)		(0.36%)	(0.32%)	(0.18%)
Portfolio turnover rate	12%	8	%(C)	20%	28%	33%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

59

Financial Highlights (Continued)

Touchstone Focused Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$43.50	$42.21		$37.29	$37.76	$35.34
Income from investment operations:
Net investment income(A)	0.27	0.31		0.27	0.26	0.31
Net realized and unrealized gains on investments	1.39	4.08		5.22	0.39	2.26
Total from investment operations	1.66	4.39		5.49	0.65	2.57
Distributions from:
Net investment income	(0.27)	(0.37)		(0.23)	(0.27)	(0.15)
Realized capital gains	(1.77)	(2.73)		(0.34)	(0.85)	—
Total distributions	(2.04)	(3.10)		(0.57)	(1.12)	(0.15)
Net asset value at end of period	$43.12	$43.50		$42.21	$37.29	$37.76
Total return	4.13%	10.43%		14.77%	1.75%	7.29%
Ratios and supplemental data:
Net assets at end of period (000's)	$879,704	$972,273		$974,660	$853,900	$756,579
Ratio to average net assets:
Net expenses	0.91%	0.91%		0.92%	0.93%	0.92%
Gross expenses	0.91%	0.91%		0.92%	0.94%	0.97%
Net investment income	0.61%	0.69%		0.68%	0.70%	0.85%
Portfolio turnover rate	12%	8	%(B)	20%	28%	33%

Touchstone Focused Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$43.68	$42.38		$37.45	$37.91	$35.47
Income from investment operations:
Net investment income(A)	0.30	0.34		0.30	0.31	0.35
Net realized and unrealized gains on investments	1.39	4.11		5.24	0.39	2.28
Total from investment operations	1.69	4.45		5.54	0.70	2.63
Distributions from:
Net investment income	(0.30)	(0.42)		(0.27)	(0.31)	(0.19)
Realized capital gains	(1.77)	(2.73)		(0.34)	(0.85)	—
Total distributions	(2.07)	(3.15)		(0.61)	(1.16)	(0.19)
Net asset value at end of period	$43.30	$43.68		$42.38	$37.45	$37.91
Total return	4.20%	10.54%		14.84%	1.89%	7.40%
Ratios and supplemental data:
Net assets at end of period (000's)	$29,382	$22,556		$41,389	$48,805	$51,765
Ratio to average net assets:
Net expenses	0.83%	0.83%		0.83%	0.82%	0.80%
Gross expenses	0.92%	0.92%		0.88%	0.90%	0.88%
Net investment income	0.69%	0.77%		0.76%	0.81%	0.97%
Portfolio turnover rate	12%	8	%(B)	20%	28%	33%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Portfolio turnover excludes securities delivered from processing a redemption-in-kind.

See accompanying Notes to Financial Statements.

60

Financial Highlights (Continued)

Touchstone Growth Opportunities Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019		2018	2017		2016	2015
Net asset value at beginning of period	$32.79		$30.20	$27.35		$33.29	$32.61
Income (loss) from investment operations:
Net investment loss	(0.05)		(0.11)	(—	)(A)	(0.08)	(0.15)
Net realized and unrealized gains (losses) on investments	3.10		5.89	3.86		(2.90)	4.82
Total from investment operations	3.05		5.78	3.86		(2.98)	4.67
Distributions from:
Realized capital gains	(3.13)		(3.19)	(1.01)		(2.96)	(3.99)
Net asset value at end of period	$32.71		$32.79	$30.20		$27.35	$33.29
Total return(B)	10.40%		19.51%	14.38%		(9.12%)	14.99%
Ratios and supplemental data:
Net assets at end of period (000's)	$42,404		$39,901	$38,752		$38,297	$49,162
Ratio to average net assets:
Net expenses	1.24%		1.24%	1.24%		1.24%	1.24%
Gross expenses	1.37%		1.38%	1.39%		1.38%	1.40%
Net investment loss	(0.17%)		(0.32%)	(0.01%)		(0.24%)	(0.47%)
Portfolio turnover rate	94	%(C)	86%	90%		137%	87%

Touchstone Growth Opportunities Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019		2018	2017	2016	2015
Net asset value at beginning of period	$27.08		$25.60	$23.51	$29.27	$29.32
Income (loss) from investment operations:
Net investment loss	(0.49)		(0.29)	(0.23)	(0.24)	(0.33)
Net realized and unrealized gains (losses) on investments	2.72		4.96	3.33	(2.56)	4.27
Total from investment operations	2.23		4.67	3.10	(2.80)	3.94
Distributions from:
Realized capital gains	(3.13)		(3.19)	(1.01)	(2.96)	(3.99)
Net asset value at end of period	$26.18		$27.08	$25.60	$23.51	$29.27
Total return(B)	9.54%		18.65%	13.49%	(9.78%)	14.11%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,863		$8,680	$8,574	$11,665	$13,813
Ratio to average net assets:
Net expenses	1.99%		1.99%	1.99%	1.99%	1.99%
Gross expenses	2.32%		2.29%	2.26%	2.20%	2.21%
Net investment loss	(0.92%)		(1.07%)	(0.76%)	(0.99%)	(1.22%)
Portfolio turnover rate	94	%(C)	86%	90%	137%	87%

(A)	Less than $0.005 per share.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

61

Financial Highlights (Continued)

Touchstone Growth Opportunities Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$33.69	$30.87	$27.90	$33.81	$32.97
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.02)	0.10	—	(A)	(0.06)
Net realized and unrealized gains (losses) on investments	3.19	6.03	3.91	(2.95)	4.90
Total from investment operations	3.22	6.01	4.01	(2.95)	4.84
Distributions from:
Net investment income	—	(A)	—	(0.03)	—	(0.01)
Realized capital gains	(3.13)	(3.19)	(1.01)	(2.96)	(3.99)
Total distributions	(3.13)	(3.19)	(1.04)	(2.96)	(4.00)
Net asset value at end of period	$33.78	$33.69	$30.87	$27.90	$33.81
Total return	10.67%	19.80%	14.64%	(8.88%)	15.32%
Ratios and supplemental data:
Net assets at end of period (000's)	$43,703	$47,554	$47,222	$83,721	$107,295
Ratio to average net assets:
Net expenses	0.99%	0.99%	0.99%	0.99%	0.94%
Gross expenses	1.08%	1.07%	1.07%	1.07%	1.01%
Net investment income (loss)	0.08%	(0.07%)	0.24%	0.01%	(0.17%)
Portfolio turnover rate	94	%(B)	86%	90%	137%	87%

Touchstone Growth Opportunities Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019		2018	2017	2016	2015
Net asset value at beginning of period	$34.08		$31.16	$28.15	$34.05	$33.18
Income (loss) from investment operations:
Net investment income (loss)	0.09		0.01	0.12	0.01	(0.04)
Net realized and unrealized gains (losses) on investments	3.21		6.10	3.96	(2.95)	4.92
Total from investment operations	3.30		6.11	4.08	(2.94)	4.88
Distributions from:
Net investment income	(0.03)		—	(0.06)	—	(0.02)
Realized capital gains	(3.13)		(3.19)	(1.01)	(2.96)	(3.99)
Total distributions	(3.16)		(3.19)	(1.07)	(2.96)	(4.01)
Net asset value at end of period	$34.22		$34.08	$31.16	$28.15	$34.05
Total return	10.79%		19.94%	14.77%	(8.79%)	15.39%
Ratios and supplemental data:
Net assets at end of period (000's)	$71,406		$185,831	$150,038	$176,191	$134,795
Ratio to average net assets:
Net expenses	0.89%		0.89%	0.89%	0.89%	0.87%
Gross expenses	1.01%		1.01%	1.00%	0.98%	0.97%
Net investment income (loss)	0.18%		0.03%	0.34%	0.11%	(0.10%)
Portfolio turnover rate	94	%(B)	86%	90%	137%	87%

(A)	Less than $0.005 per share.
(B)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

See accompanying Notes to Financial Statements.

62

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$28.05	$25.91		$23.28	$27.06	$26.50
Income (loss) from investment operations:
Net investment loss	(0.09)	(0.08	)(A)	(0.06)	(0.10)	(0.14)
Net realized and unrealized gains (losses) on investments	3.36	4.95		3.31	(1.62)	4.19
Total from investment operations	3.27	4.87		3.25	(1.72)	4.05
Distributions from:
Realized capital gains	(2.06)	(2.73)		(0.62)	(2.06)	(3.49)
Net asset value at end of period	$29.26	$28.05		$25.91	$23.28	$27.06
Total return(B)	12.77%	19.28%		14.13%	(6.34%)	16.34%
Ratios and supplemental data:
Net assets at end of period (000's)	$262,492	$218,727		$225,381	$226,201	$267,421
Ratio to average net assets:
Net expenses	1.27%	1.29%		1.30%	1.31%	1.34%
Gross expenses	1.27%	1.29%		1.30%	1.31%	1.34%
Net investment loss	(0.35%)	(0.29%)		(0.26%)	(0.42%)	(0.55%)
Portfolio turnover rate	71%	76%		95%	92%	73%

Touchstone Mid Cap Growth Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017	2016	2015
Net asset value at beginning of period	$18.27	$17.84		$16.33	$19.78	$20.39
Income (loss) from investment operations:
Net investment loss	(0.49)	(0.20	)(A)	(0.22)	(0.21)	(0.24)
Net realized and unrealized gains (losses) on investments	2.36	3.36		2.35	(1.18)	3.12
Total from investment operations	1.87	3.16		2.13	(1.39)	2.88
Distributions from:
Realized capital gains	(2.06)	(2.73)		(0.62)	(2.06)	(3.49)
Net asset value at end of period	$18.08	$18.27		$17.84	$16.33	$19.78
Total return(B)	11.91%	18.38%		13.28%	(7.02%)	15.51%
Ratios and supplemental data:
Net assets at end of period (000's)	$32,831	$90,502		$113,153	$127,852	$157,315
Ratio to average net assets:
Net expenses	2.04%	2.04%		2.06%	2.06%	2.07%
Gross expenses	2.04%	2.04%		2.06%	2.06%	2.07%
Net investment loss	(1.12%)	(1.04%)		(1.02%)	(1.17%)	(1.29%)
Portfolio turnover rate	71%	76%		95%	92%	73%

(A)	The net investment loss per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

See accompanying Notes to Financial Statements.

63

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017		2016	2015
Net asset value at beginning of period	$29.07	$26.70		$23.92		$27.71	$27.00
Income (loss) from investment operations:
Net investment loss	(0.03)	(0.01	)(A)	(—	)(B)	(0.04)	(0.08)
Net realized and unrealized gains (losses) on investments	3.52	5.11		3.40		(1.65)	4.28
Total from investment operations	3.49	5.10		3.40		(1.69)	4.20
Distributions from:
Net investment income	—	—		—		(0.04)	—
Realized capital gains	(2.06)	(2.73)		(0.62)		(2.06)	(3.49)
Total distributions	(2.06)	(2.73)		(0.62)		(2.10)	(3.49)
Net asset value at end of period	$30.50	$29.07		$26.70		$23.92	$27.71
Total return	13.05%	19.62%		14.38%		(6.08%)	16.69%
Ratios and supplemental data:
Net assets at end of period (000's)	$452,407	$375,617		$311,865		$347,706	$299,247
Ratio to average net assets:
Net expenses	1.02%	1.02%		1.06%		1.05%	1.07%
Gross expenses	1.02%	1.02%		1.06%		1.05%	1.07%
Net investment loss	(0.10%)	(0.02%)		(0.02%)		(0.16%)	(0.29%)
Portfolio turnover rate	71%	76%		95%		92%	73%

Touchstone Mid Cap Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019		2018		2017	2016	2015
Net asset value at beginning of period	$29.32		$26.90		$24.07	$27.85	$27.10
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		—	(A)(B)	0.10	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	3.54		5.15		3.35	(1.65)	4.27
Total from investment operations	3.53		5.15		3.45	(1.67)	4.24
Distributions from:
Net investment income	—		—		—	(0.05)	—
Realized capital gains	(2.06)		(2.73)		(0.62)	(2.06)	(3.49)
Total distributions	(2.06)		(2.73)		(0.62)	(2.11)	(3.49)
Net asset value at end of period	$30.79		$29.32		$26.90	$24.07	$27.85
Total return	13.10%		19.62%		14.50%	(5.97%)	16.73%
Ratios and supplemental data:
Net assets at end of period (000's)	$349,865		$95,176		$44,236	$84,152	$102,420
Ratio to average net assets:
Net expenses	0.97	%(C)	0.99%		0.99%	0.95%	0.98%
Gross expenses	0.97%		0.99%		1.00%	0.95%	0.98%
Net investment income (loss)	(0.06%)		0.01%		0.05%	(0.05%)	(0.20%)
Portfolio turnover rate	71%		76%		95%	92%	73%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Net expenses include amounts recouped by the Advisor.

See accompanying Notes to Financial Statements.

64

Financial Highlights (Continued)

Touchstone Sands Capital Emerging Markets Growth Fund—Class A

Selected Data for a Share Outstanding Throughout The Period

	Period Ended March 31, 2019(A)
Net asset value at beginning of period	$11.21	(B)
Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	1.95
Total from investment operations	1.94
Net asset value at end of period	$13.15
Total return(C)	17.31	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,349
Ratio to average net assets:
Net expenses	1.60	%(E)
Gross expenses	4.89	%(E)
Net investment loss	(0.94	%)(E)
Portfolio turnover rate	31%

Touchstone Sands Capital Emerging Markets Growth Fund—Class C

Selected Data for a Share Outstanding Throughout The Period

	Period Ended March 31, 2019(A)
Net asset value at beginning of period	$11.21	(B)
Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gains on investments	1.94
Total from investment operations	1.90
Net asset value at end of period	$13.11
Total return(C)	16.95	%(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$59
Ratio to average net assets:
Net expenses	2.35	%(E)
Gross expenses	57.88	%(E)
Net investment loss	(1.69	%)(E)
Portfolio turnover rate	31%

(A)	Represents the period from commencement of operations (November 16, 2018) through March 31, 2019.
(B)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on November 16, 2018.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.

See accompanying Notes to Financial Statements.

65

Financial Highlights (Continued)

Touchstone Sands Capital Emerging Markets Growth Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

						Period Ended
	Year Ended March 31,					March 31,
	2019		2018	2017	2016	2015(A)
Net asset value at beginning of period	$13.56		$10.70	$9.40	$10.37	$10.00
Income (loss) from investment operations:
Net investment loss	(0.03)		(0.06)	(0.03)	(0.04)	(0.03)
Net realized and unrealized gains (losses) on investments	(0.37)		2.92	1.33	(0.93)	0.40
Total from investment operations	(0.40)		2.86	1.30	(0.97)	0.37
Net asset value at end of period	$13.16		$13.56	$10.70	$9.40	$10.37
Total return	(3.02%)		26.82%	13.83%	(9.35%)	3.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$318,093		$207,209	$103,467	$58,106	$39,541
Ratio to average net assets:
Net expenses	1.35	%(C)	1.47%	1.49%	1.49%	1.49	%(D)
Gross expenses	1.35%		1.49%	1.55%	1.59%	1.68	%(D)
Net investment loss	(0.45%)		(0.73%)	(0.49%)	(0.52%)	(0.46	%)(D)
Portfolio turnover rate	31%		27%	49%	32%	90	%(B)

Touchstone Sands Capital Emerging Markets Growth Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

					Period Ended
	Year Ended March 31,				March 31,
	2019	2018	2017	2016	2015(A)
Net asset value at beginning of period	$13.61	$10.73	$9.41	$10.37	$10.00
Income (loss) from investment operations:
Net investment loss	(0.03)	(0.06)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	(0.37)	2.94	1.35	(0.94)	0.40
Total from investment operations	(0.40)	2.88	1.32	(0.96)	0.37
Net asset value at end of period	$13.21	$13.61	$10.73	$9.41	$10.37
Total return	(2.94%)	26.84%	14.03%	(9.26%)	3.70	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$524,670	$374,452	$182,402	$101,401	$32,743
Ratio to average net assets:
Net expenses	1.25%	1.37%	1.39%	1.39%	1.39	%(D)
Gross expenses	1.27%	1.41%	1.46%	1.51%	1.59	%(D)
Net investment loss	(0.35%)	(0.63%)	(0.39%)	(0.42%)	(0.36	%)(D)
Portfolio turnover rate	31%	27%	49%	32%	90	%(B)

(A)	Represents the period from commencement of operations (May 12, 2014) through March 31, 2015.
(B)	Not annualized.
(C)	Net expenses include amounts recouped by the Advisor.
(D)	Annualized.

See accompanying Notes to Financial Statements.

66

Financial Highlights (Continued)

Touchstone Sustainability and Impact Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$22.01	$21.52	$18.98	$30.96	$31.81
Income (loss) from investment operations:
Net investment income	0.15	0.03	0.18	0.06	(A)	0.11
Net realized and unrealized gains (losses) on investments	(0.29)	3.37	2.47	(1.99)	4.87
Total from investment operations	(0.14)	3.40	2.65	(1.93)	4.98
Distributions from:
Net investment income	(0.17)	(0.17)	(0.11)	(0.03)	(0.05)
Realized capital gains	(1.76)	(2.74)	—	(10.02)	(5.78)
Total distributions	(1.93)	(2.91)	(0.11)	(10.05)	(5.83)
Net asset value at end of period	$19.94	$22.01	$21.52	$18.98	$30.96
Total return(B)	(0.37%)	15.57%	14.01%	(8.73%)	17.17%
Ratios and supplemental data:
Net assets at end of period (000's)	$445,608	$485,413	$113,062	$137,306	$257,273
Ratio to average net assets:
Net expenses	1.17%	1.19%	1.24%	1.24%	1.25%
Gross expenses	1.17%	1.22%	1.36%	1.39%	1.28%
Net investment income	0.70%	0.58%	0.83%	0.31%	0.35%
Portfolio turnover rate	40%	72	%(C)	53%	304%	98%

Touchstone Sustainability and Impact Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2019	2018		2017	2016		2015
Net asset value at beginning of period	$18.68	$18.62		$16.47	$28.32		$29.72
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.05)		0.01	(0.08	)(A)	(0.12)
Net realized and unrealized gains (losses) on investments	(0.21)	2.85		2.15	(1.75)		4.50
Total from investment operations	(0.27)	2.80		2.16	(1.83)		4.38
Distributions from:
Net investment income	—	—		(0.01)	(10.02)		(5.78)
Realized capital gains	(1.76)	(2.74)		—	—		—
Total distributions	(1.76)	(2.74)		(0.01)	(10.02)		(5.78)
Net asset value at end of period	$16.65	$18.68		$18.62	$16.47		$28.32
Total return(B)	(1.18%)	14.75%		13.12%	(9.41%)		16.30%
Ratios and supplemental data:
Net assets at end of period (000's)	$14,926	$37,513		$48,055	$56,435		$103,861
Ratio to average net assets:
Net expenses	1.99%	1.99%		1.99%	1.99%		2.00%
Gross expenses	2.03%	2.05%		2.12%	2.15%		2.03%
Net investment income (loss)	(0.12%)	(0.23%)		0.08%	(0.44%)		(0.40%)
Portfolio turnover rate	40%	72	%(C)	53%	304%		98%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Sustainable Core Opportunities Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have beenhigher.

See accompanying Notes to Financial Statements.

67

Financial Highlights (Continued)

Touchstone Sustainability and Impact Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended March 31,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$22.75	$22.11	$19.49	$31.49	$32.23
Income (loss) from investment operations:
Net investment income	0.21	0.16	0.20	0.13	(A)	0.22
Net realized and unrealized gains (losses) on investments	(0.31)	3.41	2.58	(2.06)	4.92
Total from investment operations	(0.10)	3.57	2.78	(1.93)	5.14
Distributions from:
Net investment income	(0.23)	(0.19)	(0.16)	(0.05)	(0.10)
Realized capital gains	(1.76)	(2.74)	—	(10.02)	(5.78)
Total distributions	(1.99)	(2.93)	(0.16)	(10.07)	(5.88)
Net asset value at end of period	$20.66	$22.75	$22.11	$19.49	$31.49
Total return	(0.09%)	15.90%	14.30%	(8.54%)	17.48%
Ratios and supplemental data:
Net assets at end of period (000's)	$207,080	$189,837	$112,790	$67,638	$416,741
Ratio to average net assets:
Net expenses	0.90%	0.94%	0.99%	0.99%	0.99%
Gross expenses	0.93%	0.99%	1.09%	1.14%	1.00%
Net investment income	0.97%	0.82%	1.08%	0.56%	0.61%
Portfolio turnover rate	40%	72	%(B)	53%	304%	98%

Touchstone Sustainability and Impact Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

					Period Ended
	Year Ended March 31,				March 31,
	2019	2018		2017	2016(C)
Net asset value at beginning of period	$22.77	$22.13		$19.50	$31.44
Income (loss) from investment operations:
Net investment income	0.22	0.20		0.19	0.11	(A)
Net realized and unrealized gains (losses) on investments	(0.32)	3.38		2.61	(1.98)
Total from investment operations	(0.10)	3.58		2.80	(1.87)
Distributions from:
Net investment income	(0.23)	(0.20)		(0.17)	(0.05)
Realized capital gains	(1.76)	(2.74)		—	(10.02)
Total distributions	(1.99)	(2.94)		(0.17)	(10.07)
Net asset value at end of period	$20.68	$22.77		$22.13	$19.50
Total return	(0.10%)	15.95%		14.41%	(8.49	%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$44,382	$42,196		$29,679	$6,843
Ratio to average net assets:
Net expenses	0.89%	0.89%		0.89%	0.89	%(E)
Gross expenses	0.93%	1.01%		1.11%	1.48	%(E)
Net investment income	0.98%	0.87%		1.18%	0.66	%(E)
Portfolio turnover rate	40%	72	%(B)	53%	304%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Portfolio turnover excludes the purchases and sales of securities of the Sentinel Sustainable Core Opportunities Fund acquired on October 27, 2017 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(C)	Represents the period from commencement of operations (May 4, 2015) through March 31, 2016.
(D)	Not annualized.
(E)	Annualized.

See accompanying Notes to Financial Statements.

68

Notes to Financial Statements

March 31, 2019

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. TheTrust consists of twenty-one funds, including the following six funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Flexible Income Fund (“Flexible Income Fund”)

Touchstone Focused Fund (“Focused Fund”)

Touchstone Growth Opportunities Fund (“Growth Opportunities Fund”)

Touchstone Mid Cap Growth Fund (“Mid Cap Growth Fund”)

Touchstone Sands Capital Emerging Markets Growth Fund (“Sands Capital Emerging Markets Growth Fund”)

Touchstone Sustainability and Impact Equity Fund (“Sustainability and Impact Equity Fund”)

Each Fund is diversified, with the exception of the Focused Fund, the Growth Opportunities Fund and the Sands Capital Emerging Markets Growth Fund, which are non-diversified.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:

	Class A	Class C	Class Y	Institutional Class
Flexible Income Fund	X	X	X	X
Focused Fund	X	X	X	X
Growth Opportunities Fund	X	X	X	X
Mid Cap Growth Fund	X	X	X	X
Sands Capital Emerging Markets Growth Fund	X	X	X	X
Sustainability and Impact Equity Fund	X	X	X	X

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Regulatory Updates — In August 2018, the Securities and Exchange Commission (the “SEC”) released its Final Rules that eliminated or amended disclosure requirements in the financial statements that were redundant or outdated in light of changes in SEC requirements or U.S. generally accepted accounting principles (“U.S. GAAP”). The Final Rules were effective November 5, 2018. Management has evaluated the SEC Final Rules and is complying with the amendments in the current financial statements.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which amends and eliminates certain disclosure requirements for fair value as part of its framework project. The ASU is effective for annual and interim periods beginning after December 15, 2019.The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of March 31, 2019, the Funds have adopted the removal of applicable disclosures.

Security valuation and fair value measurements — U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term

69

Notes to Financial Statements (Continued)

“market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

These inputs are summarized in the three broad levels listed below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of March 31, 2019, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended March 31, 2019.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

During the year ended March 31, 2019, there were no material changes to the valuation policies and techniques.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

70

Notes to Financial Statements (Continued)

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and categorized in Level 2.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds, and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value.The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Securities sold short — The Flexible Income Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

As of March 31, 2019, the Flexible Income Fund did not hold any securities sold short.

71

Notes to Financial Statements (Continued)

Options — The Flexible Income Fund may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited.

As of March 31, 2019, the Flexible Income Fund did not hold any options.

Futures Contracts — The Flexible Income Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules of the Securities and Exchange Commission (the “SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of March 31, 2019, the Flexible Income Fund held futures contracts as shown in the Portfolio of Investments and had cash in the amount of $6,406,916 held at the prime broker as collateral to cover futures contracts.

72

Notes to Financial Statements (Continued)

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Fund’s total return, and the potential for losses in excess of a Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended March 31, 2019, the Flexible Income Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and/or adjust exposure to foreign currencies.

As of March 31, 2019, there were no open forward foreign currency contracts.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Master Limited Partnerships — The Funds may invest in Master Limited Partnership (“MLP”) common units that represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. Distributions received from MLPs generally are comprised of income and return of capital. Investment income and return of capital are recorded based on estimates made at the time distributions are received. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts

73

Notes to Financial Statements (Continued)

when the amounts are determined. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

Derivative instruments and hedging activities — The Flexible Income Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, the Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Flexible Income Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of March 31, 2019, the Flexible Income Fund’s assets and liabilities that were subject to a MNA on a gross basis were as follows:

	Assets	Liabilities
Flexible Income Fund
Futures Contracts	$—	$(1,580,368)

74

Notes to Financial Statements (Continued)

The following table presents the Flexible Income Fund’s liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of March 31, 2019:

Counterparty	Derivative Type	Gross Amount of Recognized Liabilities	Gross Amount Available for Offset in Statement of Assets and Liabilities	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(A)
Wells Fargo	Futures Contracts	$1,580,368	$—	$—	$(1,580,368)	$—

(A) Net amount represents the net amount payable due to the counterparty in the event of default.

The following table sets forth the fair value of the Flexible Income Fund’s derivative financial instruments by primary risk exposure as of March 31, 2019:

Fair Value of Derivative Investments As of March 31, 2019
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Flexible Income Fund	Futures - Interest Rate Contracts*	$—	$(1,580,368)

* Statements of Assets and Liabilities Location: Unrealized appreciation on futures contracts and unrealized depreciation on futures contracts, respectively.

The following table sets forth the effect of the Flexible Income Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended March 31, 2019:

	The Effect of Derivative Investments on the Statements of Operations for the Year Ended March 31, 2019
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Flexible Income Fund	Purchased Options - Commodity Contracts*	$(558,045)	$—
	Purchased Options - Equity Contracts*	(326,746)	—
	Purchased Options - Interest Rate Contracts*	(562,751)	—
	Futures - Equity Contracts**	2,064,767	(347,910)
	Futures - Interest Rate Contracts**	(3,279,945)	(1,236,558)
	Swap Agreements - Credit Contracts***	124,424	—
	Forward - Foreign Currency Contracts****	5,738,706	(534,208)

* Statements of Operations Location: Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments, respectively.

** Statements of Operations Location: Net realized losses on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.

*** Statements of Operations Location: Net realized gains on swap agreements and Net change in unrealized appreciation (depreciation) on swap agreements, respectively.

****Statements of Operations Location: Net realized gains on forward foreign currency contracts and Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, respectively.

75

Notes to Financial Statements (Continued)

For the year ended March 31, 2019, the average quarterly balance of outstanding derivative financial instruments for the Flexible Income Fund was as follows:

Flexible
Income
Fund
Commodity contracts:
Purchased Options - Cost	$138,661
Equity contracts:
Purchased Options - Cost*	$—
Futures - Notional value	$3,298,714
Interest rate contracts:
Purchased Options - Cost*	$—
Futures - Notional value	$45,402,503
Forward foreign currency contracts:
U.S. dollar amount delivered	$7,289,629
U.S. dollar amount received	$15,448,154
Credit contracts:
Credit Default Swaps - Notional value*	$—

* The balance at each quarter end was zero.

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of March 31, 2019, the following Funds loaned securities and received collateral as follows:

			Market
		Market Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
Flexible Income Fund	Corporate Bonds	$231,150	$287,500	$56,350
	Investment Funds	50,145	51,355	1,210
	Preferred Stocks	1,011,261	1,035,720	24,459
Total Flexible Income Fund		1,292,556	1,374,575	82,019
Sustainability and Impact Equity Fund	Common Stocks	10,474,503	11,907,093	1,432,590

* The remaining contractual maturity is overnight for all securities.

** Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.

*** Net amount represents the net amount payable due to the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are

76

Notes to Financial Statements (Continued)

determined based on trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Effective August 17, 2018, the maximum offering price per share of Class A shares of the equity funds (all funds except the Flexible Income Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the fixed income fund (the Flexible Income Fund) is equal to the NAV per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares of the Funds was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Class C, Class Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone funds equaling at least $1 million for equity funds or $500,000 for fixed income funds where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except for the Flexible Income Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Flexible Income Fund declares and distributes net investment income, if any, monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in Underlying Funds is affected by the timing of dividend declarations by the Underlying Funds.

77

Notes to Financial Statements (Continued)

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2019:

	Flexible		Growth
	Income	Focused	Opportunities
	Fund	Fund	Fund*
Purchases of investment securities	$764,041,635	$136,877,343	$242,171,417
Proceeds from sales and maturities	$1,048,499,857	$345,234,194	$337,162,572

		Sands Capital
		Emerging	Sustainability
	Mid Cap	Markets	and Impact
	Growth	Growth	Equity
	Fund	Fund	Fund
Purchases of investment securities	$873,527,544	$465,166,352	$295,953,387
Proceeds from sales and maturities	$667,302,908	$202,087,401	$328,192,845

* Growth Opportunities Fund had redemptions-in-kind which resulted in redemptions out of the Fund of $27,245,398 which is excluded from the proceeds from sales and maturities.

For the year ended March 31, 2019, purchases and proceeds from sales and maturities in U.S. Government securities were $548,740,536 and $608,346,632, respectively, for the Flexible Income Fund.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon, the Sub-Administrator to the Funds, and BNY Mellon Investment Servicing (U.S.) Inc., the Transfer Agent to the Funds (collectively referenced to herein as “BNY Mellon”). Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each

78

Notes to Financial Statements (Continued)

committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $87,780 for the year ended March 31, 2019.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (“Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Flexible Income Fund	0.60% on the first $500 million
0.50% on such assets in excess of $500 million
Focused Fund	0.70% on the first $100 million
0.65% on the next $400 million
0.60% on such assets in excess of $500 million
Growth Opportunities Fund	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on such assets in excess of $1 billion
Mid Cap Growth Fund	0.75% on the first $500 million
0.70% on the next $500 million
0.65% on such assets in excess of $1 billion
Sands Capital Emerging Markets Growth Fund	1.00%
Sustainability and Impact Equity Fund	0.65% on the first $1 billion
0.60% on such assets in excess of $1 billion

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Bramshill Investments, LLC *	Sands Capital Management, LLC
Flexible Income Fund	Sands Capital Emerging Markets Growth Fund
Fort Washington Investment Advisors, Inc.**	Westfield Capital Management Company, L.P.
Focused Fund	Growth Opportunities Fund
Rockefeller & Co., LLC	Mid Cap Growth Fund
Sustainability and Impact Equity Fund

*Effective November 30, 2018, Bramshill Investments LLC became the sub-advisor of the Flexible Income Fund. Prior to November 30, 2018, ClearArc Capital, Inc. was the sub-advisor.

**Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:

79

Notes to Financial Statements (Continued)

				Institutional
	Class A	Class C	Class Y	Class
Flexible Income Fund	1.04%	1.79%	0.79%	0.69%
Focused Fund	1.20%	1.95%	0.95%	0.83%
Growth Opportunities Fund	1.24%	1.99%	0.99%	0.89%
Mid Cap Growth Fund	1.39%	2.14%	1.14%	0.99%
Sands Capital Emerging Markets Growth Fund	1.60%	2.35%	1.35%	1.25%
Sustainability and Impact Equity Fund	1.17%	1.99%	0.90%	0.89%

These expense limitations will remain in effect for all Funds through at least July 29, 2019, except for Flexible Income Fund, Sands Capital Emerging Markets Growth Fund and Sustainability and Impact Equity Fund. The expense limitation for Flexible Income Fund and Sustainability and Impact Equity Fund will remain in effect through at least October 26, 2019. The expense limitation for Sands Capital Emerging Markets Growth Fund will remain in effect through at least November 16, 2019. The expense limitation agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.

During the year ended March 31, 2019, the Advisor or its affiliates waived investment advisory fees and administration fees or other operating expenses, including distribution fees of the Funds, as follows:

	Investment
	Advisory		Other Operating
	Fees	Administration	Expenses
Fund	Waived	Fees Waived	Waived	Total
Flexible Income Fund	$—	$407,494	$105,514	$513,008
Focused Fund	—	—	184,509	184,509
Growth Opportunities Fund	—	140,745	186,140	326,885
Sands Capital Emerging Markets Growth Fund	—	—	98,932	98,932
Sustainability and Impact Equity Fund	—	—	92,449	92,449

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. The Funds will make repayments to the Advisor only if such repayment does not cause the Funds’ operating expenses (after the repayment is taken into account) to exceed the Funds’ expense limit in place when such amounts were waived or reimbursed by the Advisor and the Funds’ current expense limitation.

As of March 31, 2019, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expires on or	Expires on or	Expires on or
	before	before	before
	March 31,	March 31,	March 31,
Fund	2020	2021	2022	Total
Flexible Income Fund	$988,671	$695,170	$474,385	$2,158,226
Focused Fund	23,692	23,561	22,968	70,221
Growth Opportunities Fund	262,643	267,156	273,078	802,877
Sands Capital Emerging Markets Growth Fund	148,454	147,227	98,432	394,113
Sustainability and Impact Equity Fund	218,763	161,406	73,180	453,349

For the year ended March 31, 2019, the Advisor recouped previously waived fees or reimbursed expenses from the Mid Cap Growth Fund and Sands Capital Emerging Markets Growth Fund of $3,786 and $4,513, respectively.

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Notes to Financial Statements (Continued)

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

81

Notes to Financial Statements (Continued)

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended March 31, 2019:

Fund	Amount
Flexible Income Fund	$7,959
Focused Fund	13,480
Growth Opportunities Fund	5,920
Mid Cap Growth Fund	48,813
Sustainability and Impact Equity Fund	15,342

In addition, the Underwriter collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended March 31, 2019:

Fund	Class A	Class C
Flexible Income Fund	$—	$1,989
Focused Fund	—	486
Growth Opportunities Fund	—	11
Mid Cap Growth Fund	1	104
Sustainability and Impact Equity Fund	—	134

INTERFUND TRANSACTIONS

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended March 31, 2019, the Flexible Income Fund had purchases and sales under Rule 17a-7 of $176,993,910 and $38,732,636, respectively.

5. Liquidity

ReFlow Fund LLC—The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

During the year ended March 31, 2019, ReFlow was not utilized by the Funds.

Interfund Lending—Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

82

Notes to Financial Statements (Continued)

During the year ended March 31, 2019, the following Funds participated as lender in the interfund lending program. The daily average amount loaned, average interest rate and interest income were as follows:

	Daily Average	Weighted Average
	Amount	Interest	Interest
Fund	Loaned	Rate	Income*
Flexible Income Fund	$28,307	2.24%	$653
Focused Fund	9,612	2.31%	225
Mid Cap Growth Fund	39,460	2.83%	1,182
Sands Capital Emerging Markets Growth Fund	89,169	2.69%	2,583

* Included in Interest in the Statements of Operations.

During the year ended March 31, 2019, the following Funds participated as a borrower in the interfund lending program. The daily average amount borrowed, average interest rate and interest expense were as follows:

	Daily Average	Weighted Average
	Amount	Interest	Interest
Fund	Borrowed	Rate	Expense*
Flexible Income Fund	$660,697	2.68%	$18,044
Growth Opportunities Fund	80,228	3.08%	2,507
Sustainability and Impact Equity Fund	88,586	2.32%	2,090

* Included in Other expenses in the Statements of Operations.

6. Federal Tax Information

Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended March 31, 2019 and March 31, 2018 are as follows:

	Flexible				Growth
	Income Fund		Focused Fund		Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2019	2018	2019	2018	2019	2018
From ordinary income	$29,977,346	$21,745,871	$8,895,802	$29,800,080	$190,894	$15,769,503
From long-term capital gains	4,234,655	—	42,522,534	52,684,335	26,307,524	9,585,119
Total distributions	$34,212,001	$21,745,871	$51,418,336	$82,484,415	$26,498,418	$25,354,622

83

Notes to Financial Statements (Continued)

			Sands Capital		Sustainability
	Mid Cap		Emerging Markets		and Impact Equity
	Growth Fund		Growth Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2019	2018	2019	2018	2019	2018
From ordinary income	$13,059,653	$12,550,670	$—	$—	$11,745,647	$5,228,811
From long-term capital gains	60,828,960	61,432,239	—	—	52,799,731	84,572,202
Total distributions	$73,888,613	$73,982,909	$—	$—	$64,545,378	$89,801,013

The following information is computed on a tax basis for each item as of March 31, 2019:

	Flexible		Growth
	Income	Focused	Opportunities
	Fund	Fund	Fund
Tax cost of portfolio investments	$659,400,487	$717,212,625	$119,346,817
Gross unrealized appreciation on investments	15,148,433	327,410,483	46,717,460
Gross unrealized depreciation on investments	(1,854,011)	(44,626,634)	(4,251,354)
Net unrealized appreciation (depreciation) on investments	13,294,422	282,783,849	42,466,106
Qualified late-year losses	—	—	(3,977,078)
Capital loss carryforwards	(15,234,279)	—	—
Other temporary differences	(2,895)	—	—
Undistributed ordinary income	723,398	3,621,396	—
Undistributed capital gains	—	23,248,008	—
Distributable earnings (deficit)	$(1,219,354)	$309,653,253	$38,489,028

		Sands Capital	Sustainability
	Mid Cap	Emerging Markets	and Impact
	Growth	Growth	Equity
	Fund	Fund	Fund
Tax cost of portfolio investments	$849,608,905	$719,283,157	$657,310,860
Gross unrealized appreciation on investments	266,319,226	151,265,856	114,867,257
Gross unrealized depreciation on investments	(18,900,282)	(28,958,740)	(48,005,589)
Net unrealized appreciation (depreciation) on investments	247,418,944	122,307,116	66,861,668
Gross unrealized appreciation on foreign currency transactions and deferred foreign capital gains tax	—	—	5,536
Gross unrealized depreciation on foreign currency transactions and deferred foreign capital gains tax	—	(935,135)	(17,440)
Net unrealized depreciation on foreign currency transactions and deferred foreign capital gains tax	—	(935,135)	(11,904)
Qualified late-year losses	(715,475)	(565,778)	(2,381,166)
Capital loss carryforwards	—	(13,162,477)	—
Undistributed capital gains	14,447,265	—	—
Distributable earnings (deficit)	$261,150,734	$107,643,726	$64,468,598

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, trust preferred securities and investments in passive foreign investment company (“PFIC”) adjustments.

84

Notes to Financial Statements (Continued)

As of March 31, 2019, the Funds had the following capital loss carryforwards for federal income tax purposes:

	No	No
	Expiration	Expiration
Fund	Short Term	Long Term	Total
Flexible Income Fund	$1,886,958	$13,347,321	$15,234,279
Sands Capital Emerging Markets Growth Fund	13,162,477	—	13,162,477

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2019, the Funds elected to defer the following losses:

	Realized	Ordinary
Fund	Capital Losses	Losses	Total
Growth Opportunities Fund	$3,977,078	$—	$3,977,078
Mid Cap Growth Fund	—	715,475	715,475
Sands Capital Emerging Markets Growth Fund	—	565,778	565,778
Sustainability and Impact Equity Fund	2,381,166	—	2,381,166

The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended March 31, 2016 through 2019) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to net operating losses, in-kind distributions for shareholder redemptions and deemed distributions on shareholder redemptions have been made to the following Funds for the year ended March 31, 2019:

	Paid-In	Distributable
Fund	Capital	Earnings
Focused Fund	$8,697,586	$(8,697,586)
Growth Opportunities Fund	10,099,576	(10,099,576)
Mid Cap Growth Fund	(1,523,842)	1,523,842
Sands Capital Emerging Markets Growth Fund	(3,644,751)	3,644,751

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Foreign Investments — Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial

85

Notes to Financial Statements (Continued)

reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

Risks Associated with Sector Concentration — Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds’ NAVs and magnified effect on the total return.

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Fund Mergers

Flexible Income Fund:

The shareholders of the Sentinel Multi-Asset Income Fund, a series of the Sentinel Group Funds, Inc., approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Sentinel Multi-Asset Income Fund to the Touchstone Flexible Income Fund. The tax-free merger took place on October 27, 2017.

86

Notes to Financial Statements (Continued)

				After
	Before Reorganization			Reorganization
	Sentinel		Touchstone	Touchstone
	Multi-Asset		Flexible	Flexible
	Income Fund		Income Fund	Income Fund
Class A
Shares	9,063,086	(A)	4,559,664	13,622,750
Net Assets	$99,393,351		$50,004,817	$149,398,168
Net Asset Value	$10.97	(A)	$10.97	$10.97
Class C
Shares	6,398,405	(B)	4,812,158	11,210,563
Net Assets	$69,228,625		$52,065,980	$121,294,605
Net Asset Value	$10.82	(B)	$10.82	$10.82
Class Y*
Shares	4,717,881	(C)	51,502,699	56,220,580
Net Assets	$51,897,275		$566,535,937	$618,433,212
Net Asset Value	$11.00	(C)	$11.00	$11.00

Institutional Class
Shares	—		9,032,583	9,032,583
Net Assets	$—		$99,330,556	$99,330,556
Net Asset Value	$—		$11.00	$11.00
Fund Total
Shares Outstanding	17,801,358		69,907,104	90,086,476
Net Assets	$220,519,251		$767,937,290	$988,456,541
Unrealized Appreciation	$8,201,027		$20,254,664	$28,455,691

(A)Reflects a 1.1325:1 reverse stock split which occurred on the date of reorganization, October 27, 2017.

(B)Reflects a 1.1411:1 reverse stock split which occurred on the date of reorganization, October 27, 2017.

(C)Reflects a 1.1256:1 reverse stock split which occurred on the date of reorganization, October 27, 2017.

* The Sentinel Multi-Asset Income Fund had Class I shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the Flexible Income Fund.

Assuming this reorganization had been completed on April 1, 2017, the Flexible Income Fund’s results of operations for the year ended March 31, 2018 (unaudited) would have been as follows:

Net investment income	$29,517,381
Net realized and unrealized gains (losses) on investments, foreign currency and derivatives	$6,551,457
Net increase in net assets resulting from operations	$36,068,838

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Flexible Income Fund that have been included in its statement of operations since the reorganization.

Sustainability and Impact Equity Fund:

The shareholders of the Sentinel Sustainable Core Opportunities Fund, a series of the Sentinel Group Funds, Inc., approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Sentinel Sustainable Core Opportunities Fund to the Touchstone Sustainability and Impact Equity Fund. The tax-free merger took place on October 27, 2017.

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Notes to Financial Statements (Continued)

				After
	Before Reorganization			Reorganization
	Sentinel		Touchstone	Touchstone
	Sustainable		Sustainability	Sustainability
	Core		and	and
	Opportunities		Impact Equity	Impact Equity
	Fund		Fund	Fund
Class A
Shares	15,059,186	(A)	5,341,974	20,401,160
Net Assets	$366,882,146		$130,145,017	$497,027,163
Net Asset Value	$24.36	(A)	$24.36	$24.36
Class C
Shares	—		1,938,144	1,938,144
Net Assets	$—		$40,684,897	$40,684,897
Net Asset Value	$—		$20.99	$20.99
Class Y*
Shares	1,194,468	(B)	6,049,314	7,243,782
Net Assets	$29,944,579		$151,652,545	$181,597,124
Net Asset Value	$25.07	(B)	$25.07	$25.07
Institutional Class
Shares	—		1,507,931	1,507,931
Net Assets	$—		$37,853,181	$37,853,181
Net Asset Value	$—		$25.10	$25.10
Fund Total
Shares Outstanding	16,455,114		14,837,363	31,091,017
Net Assets	$396,826,725		$360,335,640	$757,162,365
Unrealized Appreciation	$147,234,940		$65,885,795	$213,120,735

(A)Reflects a 0.9897:1 stock split which occurred on the date of reorganization, October 27, 2017.

(B)Reflects a 0.9645:1 stock split which occurred on the date of reorganization, October 27, 2017.

* The Sentinel Sustainable Core Opportunities Fund had Class I shares outstanding immediately prior to the reorganization, which were exchanged for Class Y shares of the Sustainability and Impact Equity Fund.

Assuming this reorganization had been completed on April 1, 2017, the Sustainability and Impact Equity Fund’s results of operations for the year ended March 31, 2018 (unaudited) would have been as follows:

Net investment income	$5,616,467
Net realized and unrealized gains (losses) on investments and foreign currency	$93,683,687
Net increase in net assets resulting from operations	$99,300,154

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Sustainability and Impact Equity Fund that have been included in its statement of operations since the reorganization.

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on May 16, 2019, the Board approved the name change of the Sustainability and Impact Equity Fund to the Touchstone Global ESG Equity Fund. The change will be effective on or about July 29, 2019.

There were no other subsequent events that necessitated recognition or disclosure in the Fund’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund,Touchstone Mid Cap Growth Fund,Touchstone Sands Capital Emerging Markets Growth Fund and Touchstone Sustainability and Impact Equity Fund and the Board of Trustees of Touchstone Strategic Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone Mid Cap Growth Fund, Touchstone Sands Capital Emerging Markets Growth Fund and Touchstone Sustainability and Impact Equity Fund (collectively referred to as the “Funds”), (six of the funds constituting the Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of March 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting Touchstone Strategic Trust) at March 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual funds
Constituting
Touchstone Strategic	Statement of	Statements of
Trust	operations	changes in net assets	Financial highlights
Touchstone Flexible Income Fund Touchstone Focused Fund Touchstone Growth Opportunities Fund Touchstone Mid Cap Growth Fund Touchstone Sustainability and Impact Equity Fund	For the year ended March 31, 2019	For each of the two years in the period ended March 31, 2019	For each of the five years in the period ended March 31, 2019
Touchstone Sands Capital Emerging Markets Growth Fund	For the year ended March 31, 2019	For each of the two years in the period ended March 31, 2019	For each of the four years in the period ended March 31, 2019 and the period from May 12, 2014 (commencement of operations) through March 31, 2015

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

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Report of Independent Registered Public Accounting Firm (Continued)

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

May 21, 2019

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Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2019 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.

Flexible Income Fund	9.30%
Focused Fund	100.00%
Growth Opportunities Fund	100.00%
Mid Cap Growth Fund	22.53%
Sustainability and Impact Equity Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended March 31, 2019 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Flexible Income Fund	6.68%
Focused Fund	100.00%
Growth Opportunities Fund	100.00%
Mid Cap Growth Fund	21.18%
Sustainability and Impact Equity Fund	51.04%

For the fiscal year ended March 31, 2019, the Funds designated long-term capital gains as follows:

Flexible Income Fund	$4,234,655
Focused Fund	50,047,880
Growth Opportunities Fund	26,307,524
Mid Cap Growth Fund	60,828,960
Sustainability and Impact Equity Fund	52,799,731

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-PORT. The information will be publicly available 60 days after the end of the period. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees;

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Other Items (Unaudited) (Continued)

and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2018 through March 31, 2019).

Actual Expenses

The first line of the table below for each share class of a Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended March 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each share class of a Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2019	2018	2019	2019*
Touchstone Flexible Income Fund
Class A	Actual	1.04%	$1,000.00	$1,024.70	$5.25
Class A	Hypothetical	1.04%	$1,000.00	$1,019.75	$5.24

Class C	Actual	1.79%	$1,000.00	$1,020.30	$9.02
Class C	Hypothetical	1.79%	$1,000.00	$1,016.01	$9.00

Class Y	Actual	0.79%	$1,000.00	$1,025.00	$3.99
Class Y	Hypothetical	0.79%	$1,000.00	$1,020.99	$3.98

Institutional Class	Actual	0.69%	$1,000.00	$1,026.50	$3.49
Institutional Class	Hypothetical	0.69%	$1,000.00	$1,021.49	$3.48

Touchstone Focused Fund
Class A	Actual	1.20%	$1,000.00	$960.90	$5.87
Class A	Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04

Class C	Actual	1.95%	$1,000.00	$957.20	$9.52
Class C	Hypothetical	1.95%	$1,000.00	$1,015.21	$9.80

Class Y	Actual	0.91%	$1,000.00	$962.30	$4.45
Class Y	Hypothetical	0.91%	$1,000.00	$1,020.39	$4.58

Institutional Class	Actual	0.83%	$1,000.00	$962.70	$4.06
Institutional Class	Hypothetical	0.83%	$1,000.00	$1,020.79	$4.18

Touchstone Growth Opportunities Fund
Class A	Actual	1.24%	$1,000.00	$983.20	$6.13
Class A	Hypothetical	1.24%	$1,000.00	$1,018.75	$6.24

Class C	Actual	1.99%	$1,000.00	$979.00	$9.82
Class C	Hypothetical	1.99%	$1,000.00	$1,015.01	$10.00

Class Y	Actual	0.99%	$1,000.00	$984.00	$4.90
Class Y	Hypothetical	0.99%	$1,000.00	$1,020.00	$4.99

Institutional Class	Actual	0.89%	$1,000.00	$984.80	$4.40
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.49	$4.48

Touchstone Mid Cap Growth Fund
Class A	Actual	1.26%	$1,000.00	$1,019.70	$6.34
Class A	Hypothetical	1.26%	$1,000.00	$1,018.65	$6.34

Class C	Actual	2.05%	$1,000.00	$1,015.70	$10.30
Class C	Hypothetical	2.05%	$1,000.00	$1,014.71	$10.30

Class Y	Actual	1.03%	$1,000.00	$1,020.90	$5.19
Class Y	Hypothetical	1.03%	$1,000.00	$1,019.80	$5.19

Institutional Class	Actual	0.99%	$1,000.00	$1,021.00	$4.99
Institutional Class	Hypothetical	0.99%	$1,000.00	$1,020.00	$4.99

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Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2019	2018	2019	2019*
Touchstone Sands Capital Emerging Markets Growth Fund
Class A(A)	Actual	1.60%	$1,000.00	$1,173.10	$6.33
Class A	Hypothetical	1.60%	$1,000.00	$1,016.95	$8.05

Class C(A)	Actual	2.35%	$1,000.00	$1,169.50	$9.29
Class C	Hypothetical	2.35%	$1,000.00	$1,013.21	$11.80

Class Y	Actual	1.35%	$1,000.00	$1,104.00	$7.08
Class Y	Hypothetical	1.35%	$1,000.00	$1,018.20	$6.79

Institutional Class	Actual	1.25%	$1,000.00	$1,104.50	$6.56
Institutional Class	Hypothetical	1.25%	$1,000.00	$1,018.70	$6.29

Touchstone Sustainability and Impact Equity Fund
Class A	Actual	1.18%	$1,000.00	$931.20	$5.68
Class A	Hypothetical	1.18%	$1,000.00	$1,019.05	$5.94

Class C	Actual	1.99%	$1,000.00	$927.40	$9.56
Class C	Hypothetical	1.99%	$1,000.00	$1,015.01	$10.00

Class Y	Actual	0.90%	$1,000.00	$932.10	$4.34
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.44	$4.53

Institutional Class	Actual	0.89%	$1,000.00	$932.20	$4.29
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.49	$4.48

(A)Represents the period from commencement of operations (November 16, 2018) through March 31, 2019. Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 133/365.

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period).

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 15, 2018, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the

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Other Items (Unaudited) (Continued)

Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including the Sub-Advisor that was an affiliate of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts periodic compliance due diligence of each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such certifications and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to one of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit all but one of the Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

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Other Items (Unaudited) (Continued)

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month, and thirty-six month periods ended September 30, 2018 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of all but one of the Funds in order to reduce such Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Flexible Income Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve-month periods ended September 30, 2018 was in the 2nd quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended September 30, 2018 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Focused Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve-month periods ended September 30, 2018 was in the 4th quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended September 30, 2018 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, particularly in light of the current market environment. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-month period ended September 30, 2018 was in the 3rd quintile of its peer group, and the Fund’s performance for the twelve- and thirty-six-month periods ended September 30, 2018

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Other Items (Unaudited) (Continued)

was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s advisory fee and total expense ratio were below the median and above the median, respectively, of its peer group. The Fund’s performance for the six- and twelve-month periods ended September 30, 2018 was in the 3rd quintile of its peer group, and the Fund’s performance for the thirty-six month period ended September 30, 2018 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Sands Capital Emerging Markets Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six- and twelve-month periods ended September 30, 2018 was in the 4th quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended September 30, 2018 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Sustainability and Impact Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance for the six-month period ended September 30, 2018 was in the 1st quintile of its peer group, and the Fund’s performance for the twelve- and thirty-six-month periods ended September 30, 2018 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedule for each Fund, except the Touchstone Sands Capital Emerging Markets Growth Fund, contains breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the Touchstone Sands Capital Emerging Markets Growth Fund would not be appropriate at this time. The Board noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

97

Other Items (Unaudited) (Continued)

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of one of the Sub-Advisors with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for all but one of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s-length. The Board reviewed the sub-advisory fee for

98

Other Items (Unaudited) (Continued)

each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Flexible Income Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, theTrustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Focused Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Sands Capital Emerging Markets Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Sustainability and Impact Equity Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month, and thirty-six month periods ended September 30, 2018 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fees are reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

99

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	46	IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.
Independent Trustees:
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	46	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	46	None.

100

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	46	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	46	Director of SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	46	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2010 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

[2]	As of March 31, 2019, the Touchstone Fund Complex consisted of 21 series of the Trust, 14 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, and 10 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

101

Management of the Trust (Unaudited) (Continued)

The following is a list of the Principal Officers of the Trusts, the length of time served, and principal occupations for the past five years.

Principal Officers:
Term of
Name	Position(s)	Office and
Address	Held with	Length of	Principal Occupation(s)
Year of Birth	Trust[1]	Time Served	During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

102

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

103

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54-TST-AR-1903

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (March Funds) totaled $109,000 and $161,600 for the fiscal years ended March 31, 2019 and March 31, 2018, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR (2018).

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $4,000 and $11,525 for the fiscal years ended March 31, 2019 and March 31, 2018 respectively. The fees for 2019 relate to consent filing for N-1A. The fees for 2018 relate to consent filings for N-14s.

Tax Fees

(c)	The Fees for tax compliance services totaled $85,723 and $78,983 for the fiscal years ended March 31, 2019 and March 31, 2018, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $20,845 and $38,914 for the fiscal years ended March 31, 2019 and March 31, 2018, respectively. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (c) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (March Funds) and certain entities*, totaled approximately $674,100 and $129,422 for the fiscal years ended March 31, 2019 and March 31, 2018, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust

By (Signature and Title)*   /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date May 29, 2019

By (Signature and Title)*   /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date May 29, 2019

* Print the name and title of each signing officer under his or her signature.